PURCHASE AND SALE AGREEMENT BETWEEN FARMER BROS. CO., AS SELLER AND SAGE INTERESTS, INC., AS PURCHASER DATED: SEPTEMBER __, 2019 Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas

TABLE OF CONTENTS Page No. ARTICLE 1 BASIC INFORMATION 1.1 Certain Basic Terms .................................................................................................................. 1 1.2 Closing Costs ............................................................................................................................. 2 1.3 Notice Addresses: ...................................................................................................................... 3 ARTICLE 2 PROPERTY 2.1 Property ..................................................................................................................................... 3 ARTICLE 3 EARNEST MONEY 3.1 Deposit and Investment of Earnest Money ............................................................................... 4 3.2 Independent Consideration ........................................................................................................ 4 3.3 Form; Failure to Deposit ........................................................................................................... 4 3.4 Disposition of Earnest Money ................................................................................................... 5 ARTICLE 4 DUE DILIGENCE 4.1 Due Diligence Materials Delivered ........................................................................................... 5 4.2 Physical Due Diligence ............................................................................................................. 5 4.3 Due Diligence/Termination Right ............................................................................................. 6 4.4 Return of Documents and Reports ............................................................................................ 6 4.5 Service Contracts ....................................................................................................................... 6 4.6 Proprietary Information; Confidentiality ................................................................................... 7 4.7 No Representation or Warranty by Seller ................................................................................. 7 4.8 Purchaser's Responsibilities ...................................................................................................... 7 4.9 Purchaser's Agreement to Indemnify......................................................................................... 7 ARTICLE 5 TITLE AND SURVEY 5.1 Title Commitment ..................................................................................................................... 8 5.2 Survey ........................................................................................................................................ 8 5.3 Title Review .............................................................................................................................. 8 5.4 Delivery of Title Policy at Closing ............................................................................................ 9 ARTICLE 6 OPERATIONS AND RISK OF LOSS 6.1 Ongoing Operations .................................................................................................................. 9 6.2 Damage ...................................................................................................................................... 9 6.3 Condemnation ......................................................................................................................... 10 ARTICLE 7 CLOSING 7.1 Closing .................................................................................................................................... 10 7.2 Conditions to Parties' Obligation to Close............................................................................... 10 7.3 Seller's Deliveries in Escrow ................................................................................................... 11 7.4 Purchaser's Deliveries in Escrow ............................................................................................ 12 7.5 Closing Statements .................................................................................................................. 12 7.6 Purchase Price ......................................................................................................................... 12 Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas i

7.7	Possession	12
7.8	Delivery of Books and Records	12

ARTICLE 8
PRORATIONS, DEPOSITS, COMMISSIONS

8.1	Prorations	12
8.2	Closing Costs	13
8.3	Final Adjustment After Closing	13
8.4	Commissions	13

ARTICLE 9
REPRESENTATIONS AND WARRANTIES

9.1	Seller's Representations and Warranties	13
9.2	Purchaser's Representations and Warranties	14
9.3	Survival of Representations and Warranties	14

ARTICLE 10
DEFAULT AND REMEDIES

10.1	Seller's Remedies	15
10.2	Purchaser's Remedies	16
10.3	Attorneys' Fees	16
10.4	Other Expenses	16

ARTICLE 11
DISCLAIMERS, RELEASE AND INDEMNITY

11.1	Disclaimers By Seller	16
11.2	Sale "As Is, Where Is."	17
11.3	Seller Released from Liability	18
11.4	"Hazardous Materials" Defined	19
11.5	Indemnity	Error! Bookmark not defined.
11.6	Survival	19

ARTICLE 12
MISCELLANEOUS

12.1	Parties Bound; Assignment	19
12.2	Headings	19
12.3	Invalidity and Waiver	19
12.4	Governing Law; Jurisdiction; Venue	19
12.5	Survival	20
12.6	Entirety and Amendments	20
12.7	Time	20
12.8	Confidentiality	20
12.9	Notices	20
12.10	Construction	20
12.11	Calculation of Time Periods; Business Day	20
12.12	Execution in Counterparts	21
12.13	No Recordation	21
12.14	Further Assurances	21
12.15	Discharge of Obligations	21
12.16	ERISA	21
12.17	No Third Party Beneficiary	21
12.18	Reporting Person	21
12.19	Like-Kind Exchange	Error! Bookmark not defined.

Purchase and Sale Agreement
235 N. Norwood Street, Houston, Texas
ii

LIST OF DEFINED TERMS Page No. Agreement ..................................................................................................................................................... 1 Assignment ................................................................................................................................................. 11 Brokers .......................................................................................................................................................... 2 Business Day ............................................................................................................................................... 21 Casualty Notice ............................................................................................................................................. 9 CERCLA ..................................................................................................................................................... 18 Closing ........................................................................................................................................................ 10 Closing Date.................................................................................................................................................. 2 Deed ............................................................................................................................................................ 11 Due Diligence Termination Notice ............................................................................................................... 6 Earnest Money .............................................................................................................................................. 1 Effective Date ............................................................................................................................................... 2 Escrow Agent ................................................................................................................................................ 1 Exchange ..................................................................................................................................................... 22 Hazardous Materials ................................................................................................................................... 19 Improvements ............................................................................................................................................... 3 Independent Consideration ........................................................................................................................... 4 Inspection Period .......................................................................................................................................... 2 Intangible Personal Property ......................................................................................................................... 4 Land .............................................................................................................................................................. 3 Leases ............................................................................................................................................................ 4 Material Damage ........................................................................................................................................... 9 Materially Damaged .................................................................................................................................... 10 OFAC .......................................................................................................................................................... 14 Permitted Exceptions .................................................................................................................................... 8 Permitted Outside Parties .............................................................................................................................. 7 Property ......................................................................................................................................................... 3 Property Documents ...................................................................................................................................... 5 Purchase Price ............................................................................................................................................... 1 Purchaser ....................................................................................................................................................... 1 Real Property ................................................................................................................................................ 4 Report ............................................................................................................................................................ 6 Reports .......................................................................................................................................................... 6 Seller ............................................................................................................................................................. 1 Seller's Representative ................................................................................................................................ 15 Service Contracts .......................................................................................................................................... 4 Survey ........................................................................................................................................................... 8 Survival Period............................................................................................................................................ 15 Tangible Personal Property ........................................................................................................................... 4 Taxes ........................................................................................................................................................... 12 Title and Survey Review Period ................................................................................................................... 2 Title Commitment ......................................................................................................................................... 8 Title Commitment Delivery Date ................................................................................................................. 2 Title Company .............................................................................................................................................. 1 Title Policy .................................................................................................................................................... 9 Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas iii

PURCHASE AND SALE AGREEMENT 235 N. Norwood Street, Houston, Texas This Purchase and Sale Agreement (this "Agreement") is made and entered into by and between Purchaser and Seller. RECITALS A. Defined terms are indicated by initial capital letters. Defined terms shall have the meaning set forth herein, whether or not such terms are used before or after the definitions are set forth. B. Purchaser desires to purchase the Property and Seller desires to sell the Property, all upon the terms and conditions set forth in this Agreement. NOW, THEREFORE, in consideration of the mutual terms, provisions, covenants and agreements set forth herein, as well as the sums to be paid by Purchaser to Seller, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Purchaser and Seller agree as follows: ARTICLE 1 BASIC INFORMATION 1.1 Certain Basic Terms. The following defined terms shall have the meanings set forth below: 1.1.1 Seller: FARMER BROS. CO., a Delaware corporation 1.1.2 Purchaser: SAGE INTERESTS, INC., a Texas corporation 1.1.3 Purchase Price: $10,000,000.00 1.1.4 Earnest Money: $100,000.00 (the "Earnest Money"), including interest thereon, to be deposited in accordance with Section 3.1 below. 1.1.5 Title Company: Fidelity National Title, Commercial Division 1900 W. Loop South, Suite 200 Houston, TX 77027 Attn: Sam Smith E-Mail: samsmith@fnf.com Phone: 713-986-0769 1.1.6 Escrow Agent: Fidelity National Title, Commercial Division 1900 W. Loop South, Suite 200 Houston, TX 77027 Attn: Sam Smith E-Mail: samsmith@fnf.com Phone: 713-986-0769 Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 1

1.1.7 Broker: Broker: Cushman & Wakefield of California, Inc. 3780 Kilroy Airport Way, Suite 100 Long Beach, California 90806 Attn: Rusty Smith 1.1.8 Effective Date: The date on which this Agreement is executed by the latter to sign of Purchaser or Seller, as indicated on the signature page of this Agreement. If the execution date is left blank by either Purchaser or Seller, the Effective Date shall be the execution date inserted by the other party. 1.1.9 Title The date which is ten (10) days after the Effective Commitment Date. Delivery Date: 1.1.10 Title and Survey The period beginning upon the Effective Date and Review Period: ending at 5:00 p.m., Dallas, Texas time, on the date that is five (5) days prior to the expiration of the Inspection Period. 1.1.11 Inspection The period beginning on the Effective Date and Period: ending at 5:00 p.m., Dallas, Texas time, on date that is forty-five (45) days after the Effective Date. 1.1.12 Closing Date: The date that is thirty (30) days after the expiration of the Inspection Period. 1.2 Closing Costs. Closing costs shall be allocated and paid as follows: Cost Responsible Party Title Commitment required to be delivered pursuant to Section 5.1 Seller Premium for standard form Title Policy required to be delivered pursuant to Seller Section 5.4 Premium for any upgrade of Title Policy for any amendments or endorsements Purchaser to the Title Policy desired by Purchaser, and the costs and expenses associated with any loan policy Costs for Survey Purchaser Costs for UCC Searches (if requested by Purchaser) Purchaser Costs of recording lien releases with respect to Seller's existing financing, if any Seller Cost of recording the deed and any other documents required to be recorded by Purchaser Purchaser Any deed taxes, documentary stamps, transfer taxes, intangible taxes, mortgage Purchaser taxes or other similar taxes, fees or assessments Any escrow fee charged by Escrow Agent for holding the Earnest Money or Purchaser ½ conducting the Closing Seller ½ Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 2

Real Estate Sales Commission to Broker Seller All other closing costs, expenses, charges and fees As customary in Dallas County, Texas 1.3 Notice Addresses: Seller: Copy to: Farmer Bros. Co. Munsch Hardt Kopf & Harr, P.C. 1912 Farmer Brothers Drive 500 N. Akard Street, Suite 3800 Northlake, Texas 76262 Dallas, Texas 75201 Attention: Jennifer Brown Attention: Drew McDonald E-Mail: jebrown@farmerbros.com Telephone: 214-855-7546 E-mail: dmcdonald@munsch.com Purchaser: Sage Interests, Inc. 1520 Oliver Street Houston, Texas 77007 Attention: Frank M. K. Liu Telephone: 713-961-3877 E-mail: frankl@lovetthomes.com With an additional copy to: Sage Interests, Inc. 1520 Oliver Street Houston, Texas 77007 Attention: Teresa Brown E-Mail: teresab@lovettcommercial.com ARTICLE 2 PROPERTY 2.1 Property. Subject to the terms and conditions of this Agreement, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the following property (collectively, the "Property"): 2.1.1 Real Property. The land described in Exhibit A hereto (the "Land"), together with (a) all improvements located thereon ("Improvements"), (b) without warranty, all right, title and interest of Seller, if any, in and to the rights, benefits, privileges, easements, tenements, hereditaments, and appurtenances thereon or in anywise appertaining thereto, and (c) without warranty, all right, title, and interest of Seller, if any, in and to all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining the Land (collectively, the "Real Property"). 2.1.2 Reserved. 2.1.3 Tangible Personal Property. All of Seller's right, title and interest, without warranty, in the equipment, machinery, furniture, furnishings, signage, supplies and other tangible personal Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 3

property, if any, owned by Seller and now or hereafter located in and used in connection with the operation, ownership or management of the Real Property (collectively, the "Tangible Personal Property"), but such conveyance shall only take effect on the expiration or termination of the Lease (as hereinafter defined). Seller and Purchaser expressly acknowledge and agree that during the term of the Lease (as hereinafter defined), Seller has the right, but not the obligation, to remove all or any part of the Tangible Personal Property, and any of the Tangible Personal Property remaining at the Real Property shall be deemed abandoned and title thereto shall vest in Seller upon termination of the term of the Lease. Notwithstanding the foregoing, not later than ten (10) days following the Effective Date, Purchaser shall be permitted to provide to Seller a list of Tangible Personal Property located within or upon the Improvements which Purchaser desires to remain at the Real Property following expiration of the Lease, and Seller agrees to review and determine, in Seller's sole and absolute but commercially reasonable, judgement which of the requested items may remain following termination of the Lease, and to notify Purchaser in writing, not later than ten (10) days following Purchaser's delivery of such list, which, if any, of the requested items may remain following expiration of the term of the Lease. The items identified in Seller's response notice shall be known as the "Excluded Tangible Personal Property", which Excluded Tangible Personal Property shall not be removed by Seller during the term of Lease. Prior to the expiration of the Inspection Period, Purchaser and Seller shall enter into an amendment to this Agreement attaching the list of Excluded Tangible Personal Property to this Agreement as Exhibit E. 2.1.4 Intangible Personal Property. All of Seller's right, title and interest, if any, without warranty, in the following intangible personal property related to the Real Property and the Improvements: the plans and specifications and other architectural and engineering drawings for the Improvements, if any (to the extent assignable without the consent of any third party or any cost to Seller); warranties (to the extent assignable without the consent of any third party or any cost to Seller); governmental permits, approvals and licenses, if any (to the extent assignable without the consent of any third party or any cost to Seller); (all of the items described in this Section 2.1.4 collectively referred to as the "Intangible Personal Property"), but such conveyance shall only take effect on the expiration or termination of the Lease (as hereinafter defined). Tangible Personal Property and Intangible Personal Property shall not, in any event whatsoever, be deemed or constructed to include any trade name, mark or other identifying material that (i) includes the name "Farmer Brothers" or any derivatives thereof, or (ii) the name of any customer, supplier or vendor of Seller. ARTICLE 3 EARNEST MONEY 3.1 Deposit and Investment of Earnest Money. Within three (3) days after the Effective Date, Purchaser shall deposit the Earnest Money with Escrow Agent. Escrow Agent shall invest the Earnest Money in government insured interest-bearing accounts satisfactory to Seller and Purchaser, shall not commingle the Earnest Money with any funds of Escrow Agent or others, and shall promptly provide Purchaser and Seller with confirmation of the investments made. Such account shall have no penalty for early withdrawal, and Purchaser accepts all risks with regard to such account. 3.2 Independent Consideration. If Purchaser elects to terminate this Agreement for any reason and is entitled to receive a return of the Earnest Money pursuant to the terms hereof, the Escrow Agent shall first disburse to Seller $100.00 as independent consideration for Seller's performance under this Agreement ("Independent Consideration"), which shall be retained by Seller in all instances. 3.3 Form; Failure to Deposit. The Earnest Money shall be in the form of a certified or cashier's check or the wire transfer to Escrow Agent of immediately available U.S. federal funds. If Purchaser fails to timely deposit any portion of the Earnest Money within the time periods required, Seller may terminate this Agreement by written notice to Purchaser, in which event any Earnest Money that has previously been Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 4

deposited by Purchaser with Escrow Agent shall be immediately delivered to Seller, and thereafter the parties hereto shall have no further rights or obligations hereunder, except for rights and obligations which, by their terms, survive the termination hereof. 3.4 Disposition of Earnest Money. The Earnest Money shall be applied as a credit to the Purchase Price at Closing. However, if Purchaser terminates this Agreement prior to the expiration of the Inspection Period, Escrow Agent shall pay the entire Earnest Money (less the Independent Consideration) to Purchaser within five (5) Business Days following Escrow Agent's receipt of a Due Diligence Termination Notice from Purchaser not later than the expiration of the Inspection Period (as long as the current investment can be liquidated and disbursed in one Business Day). In the event of a termination of this Agreement by either Seller or Purchaser for any reason other than in connection with a Due Diligence Termination Notice delivered prior to the expiration of the Inspection Period, Escrow Agent is authorized to deliver the Earnest Money to the party hereto entitled to same pursuant to the terms hereof on or before the tenth Business Day following receipt by Escrow Agent and the non-terminating party of written notice of such termination from the terminating party, unless the other party hereto notifies Escrow Agent that it disputes the right of the other party to receive the Earnest Money. In such event, Escrow Agent may interplead the Earnest Money into a court of competent jurisdiction in the county in which the Earnest Money has been deposited. All attorneys' fees and costs and Escrow Agent's costs and expenses incurred in connection with such interpleader shall be assessed against the party that is not awarded the Earnest Money, or if the Earnest Money is distributed in part to both parties, then in the inverse proportion of such distribution. ARTICLE 4 DUE DILIGENCE 4.1 Due Diligence Materials Delivered. Seller has delivered or will deliver to Purchaser within ten (10) days after the Effective Date the following information and documents concerning the Property (the "Property Documents"): 4.1.1 Personal Property. A list of Tangible Personal Property; 4.1.2 Tax Statements. Ad valorem tax statements and/or assessments related to the Property for the prior tax year. 4.1.3 Utility Bills. Copies of invoices from the following public utilities servicing the Property for the 3 months preceding the Effective Date: electric, gas and water. 4.1.4 Plans and Specifications. To the extent in Seller's possession, building plans and specifications relating to the Property; and 4.1.5 Certificates of Occupancy. The certificate of occupancy for the Property. 4.2 Physical Due Diligence. Commencing on the Effective Date and continuing until the Closing, Purchaser shall have reasonable access to the Property at all reasonable times during normal business hours, for the purpose of conducting reasonably necessary tests, including surveys and architectural, engineering, geotechnical and environmental inspections and tests, provided that (a) Purchaser must give Seller two full Business Days' prior telephone or written notice of any such inspection or test, and with respect to any intrusive inspection or test (i.e., core sampling) must obtain Seller's prior written consent (which consent may be given, withheld or conditioned in Seller's sole discretion), (b) prior to performing any inspection or test, Purchaser must deliver a certificate of insurance to Seller evidencing that Purchaser and its contractors, agents and representatives have in place (and Purchaser and its contractors, agents and representatives shall maintain during the pendency of this Agreement) (1) commercial general liability insurance with limits of Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 5

at least $1,000,000 for bodily or personal injury or death, (2) property damage insurance in the amount of at least $1,000,000, (3) contractual liability insurance with respect to Purchaser's obligations hereunder, and (4) workers' compensation insurance in accordance with applicable law, all covering any accident arising in connection with the presence of Purchaser, its contractors, agents and representatives on the Property, which insurance shall (A) name as additional insureds thereunder Seller and such other parties holding insurable interests as Seller may designate, and (B) be written by a reputable insurance company licensed to issue policies in the State of Texas, and (c) all such tests shall be conducted by Purchaser in compliance with Purchaser's responsibilities set forth in Section 4.8 below. Purchaser shall bear the cost of all such inspections or tests and shall be responsible for and act as the generator with respect to any wastes generated by those tests, which obligation shall survive the termination of this Agreement. Subject to the provisions of Section 4.6 hereof, Purchaser or Purchaser's representatives may communicate with any governmental authority for the sole purpose of gathering information in connection with the transaction contemplated by this Agreement; provided, however, Purchaser must contact Seller at least five (5) full Business Days in advance by telephone to inform Seller of Purchaser's intended communication with any governmental authority and to allow Seller the opportunity to participate in such communication if Seller desires. As used in this Section, "communicate" and "communication" shall mean the initiation of, response to, or sharing or exchange of information, knowledge or messages, whether by oral, written or electronic methods or media, or by any other means for the purpose of knowingly subverting the provisions of this Section regarding Purchaser's obligations to provide Seller with prior notice of such communication and Seller's ability to participate in such communication. 4.3 Due Diligence/Termination Right. Purchaser shall have through the last day of the Inspection Period in which to (a) examine, inspect, and investigate the Property Documents and the Property and, in Purchaser's sole and absolute judgment and discretion, determine whether the Property is acceptable to Purchaser, (b) obtain all necessary internal approvals, and (c) satisfy all other contingencies of Purchaser. Notwithstanding anything to the contrary in this Agreement, Purchaser may terminate this Agreement for any reason or no reason by giving written notice of termination to Seller and Escrow Agent (the "Due Diligence Termination Notice") on or before the last day of the Inspection Period, in which case the Earnest Money shall be immediately returned to Purchaser and the parties hereto shall have no further rights or obligations, other than those that by their terms survive the termination of this Agreement. If Purchaser does not give a Due Diligence Termination Notice, this Agreement shall continue in full force and effect, Purchaser shall be deemed to have waived its right to terminate this Agreement pursuant to this Section 4.3, and Purchaser shall be deemed to have acknowledged that it has received or had access to all Property Documents and conducted all inspections and tests of the Property that it considers important. 4.4 Reports. Only in the event Seller shall make express written request therefor, will Purchaser notify Seller of the contents, results or information disclosed in, or provide Seller with copies of, any third party reports, investigations and studies, other than economic analyses (collectively, the "Reports" and, individually, a "Report") prepared for Purchaser in connection with its due diligence review of the Property, including, without limitation, any and all Reports involving structural or geological conditions, environmental, hazardous waste or hazardous substances contamination of the Property, if any, which Reports shall be addressed to Purchaser only. 4.5 Service Contracts. Purchaser and Seller acknowledge and agree that as a result of the Lease (as defined below) certain contract rights related to the operation, ownership or management of the Real Property, including maintenance, service, construction, supply, electric utility service, and equipment rental contracts (collectively, the "Service Contracts") will not be terminated by Seller, or assumed by Purchaser, on the Closing Date, all of which Service Contracts shall be held solely in the name of Seller during the term of the Lease, and shall be terminated prior to the expiration of the Lease. Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 6

4.6 Proprietary Information; Confidentiality. Purchaser acknowledges that the Property Documents, and any information contained in the Reports or otherwise discovered or obtained by Purchaser during the Inspection Period, is, are and shall remain proprietary and confidential and have been and will be delivered to Purchaser solely to assist Purchaser in determining the feasibility of purchasing the Property. Purchaser shall not use the Property Documents or any other Report or information obtained during the Inspection Period for any purpose other than as set forth in the preceding sentence. Purchaser shall not disclose any information covered by this Section 4.6 to any person other than to those persons who are responsible for or hired to assist Purchaser in determining the feasibility of Purchaser's acquisition of the Property, or to otherwise assist Purchaser in the purchase process, and who have agreed to preserve the confidentiality of such information as required hereby (collectively, "Permitted Outside Parties"). At any time and from time to time, within two Business Days after Seller's request, Purchaser shall deliver to Seller a list of all parties to whom Purchaser has provided any Property Documents or any information taken from the Property Documents. Purchaser shall not divulge any information covered by this Section except in strict accordance with the confidentiality standards set forth in this Section 4.6. In permitting Purchaser to review the Property Documents or any other information, Seller has not waived any privilege or claim of confidentiality with respect thereto, and no third party benefits or relationships of any kind, either express or implied, have been offered, intended or created. Purchaser's obligations under this Section 4.6 shall survive the termination of this Agreement. 4.7 No Representation or Warranty by Seller. Purchaser acknowledges that, except as expressly set forth in this Agreement, Seller has not made and does not make any warranty or representation regarding the truth, accuracy or completeness of the Property Documents or the source(s) thereof. Purchaser further acknowledges that some if not all of the Property Documents were prepared by third parties other than Seller. Seller expressly disclaims any and all liability for representations or warranties, express or implied, statements of fact and other matters contained in such information, or for omissions from the Property Documents, or in any other written or oral communications transmitted or made available to Purchaser. Purchaser shall rely solely upon its own investigation with respect to the Property, including, without limitation, the Property's physical, environmental or economic condition, compliance or lack of compliance with any ordinance, order, permit or regulation or any other attribute or matter relating thereto. Seller has not undertaken any independent investigation as to the truth, accuracy or completeness of the Property Documents and are providing the Property Documents solely as an accommodation to Purchaser. 4.8 Purchaser's Responsibilities. In conducting any inspections, investigations or tests of the Property and/or Property Documents, Purchaser and its agents and representatives shall: (a) not interfere with the operation and maintenance of the Property by Seller; (b) not damage any part of the Property or any personal property owned by Seller; (c) not injure or otherwise cause bodily harm to Seller or its agents, guests, tenants, invitees, contractors and employees; (d) comply with all applicable laws; (e) promptly pay when due the costs of all tests, investigations, and examinations done with regard to the Property; (f) not permit any liens to attach to the Real Property by reason of the exercise of its rights hereunder; (g) repair any damage to the Real Property resulting directly or indirectly from any such inspection or tests; and (h) not reveal or disclose prior to Closing any information obtained during the Inspection Period concerning the Property and the Property Documents to anyone other than the Permitted Outside Parties, in accordance with the confidentiality standards set forth in Section 4.6 above, or except as may be otherwise required by law. Purchaser's obligations under this Section 4.8 shall survive the termination of this Agreement. 4.9 Purchaser's Agreement to Indemnify. Purchaser hereby agrees to indemnify, defend and hold Seller harmless from and against any and all liens, claims, causes of action, damages, liabilities and expenses (including reasonable attorneys' fees) arising out of Purchaser's inspections or tests permitted under this Agreement or any violation of the provisions of Sections 4.2, 4.6 and 4.8; provided, however, the indemnity shall not extend to protect Seller from any pre-existing liabilities for matters merely discovered by Purchaser (e.g., latent environmental contamination) so long as Purchaser's actions do not Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 7

aggravate any pre-existing liability of Seller. Purchaser's obligations under this Section 4.9 shall survive the termination of this Agreement and shall survive the Closing. ARTICLE 5 TITLE AND SURVEY 5.1 Title Commitment. Seller shall cause to be prepared and delivered to Purchaser on or before the Title Commitment Delivery Date: (a) a current commitment for title insurance or preliminary title report (the "Title Commitment") issued by the Title Company, in the amount of the Purchase Price and on a Texas T-7 Form commitment, with Purchaser as the proposed insured, and (b) to the extent available, copies of all documents of record referred to in the Title Commitment as exceptions to title to the Property. 5.2 Survey. Purchaser shall obtain a current (dated after the Effective Date) survey of the Property, prepared by a surveyor licensed by the State of Texas, performed in accordance with, at a minimum, the Category 1A, Condition II standards in effect for the State of Texas, and certified to Seller and Purchaser under this Agreement, any lender(s) specified by Purchaser, and the Title Company, in a form satisfactory to Seller and Purchaser and the Title Company ("Survey"). Purchaser acknowledges and agrees that, unless Purchaser delivers the Survey to Seller and Escrow Agent prior to the expiration of the Title and Survey Review Period, any matters shown on the Survey, if subsequently obtained, or which could have been shown on the Survey if timely obtained, shall constitute Permitted Exceptions. In no event shall Seller be required to deliver a so called "survey affidavit". 5.3 Title Review During the Title and Survey Review Period, Purchaser shall review title to the Property as disclosed by the Title Commitment and the Survey. Seller shall have five (5) days after receipt of any objections (the "Title Cure Period") from Purchaser in which it may, without obligation, notify Purchaser which, if any, of such objections Seller will attempt to cure prior to or at Closing. Seller's failure to send any response within the Title Cure Period shall be deemed Seller's election not to take any action with respect to any objections raised by Purchaser. Seller shall have no obligation to cure title objections except financing liens of an ascertainable amount created by, under or through Seller, which liens Seller shall cause to be released at or prior to Closing (with Seller having the right to apply the Purchase Price or a portion thereof for such purpose), and Seller shall deliver the Property free and clear of any such financing liens. The term "Permitted Exceptions" shall mean: the specific exceptions (excluding exceptions that are part of the promulgated title insurance form) in the Title Commitment that the Title Company has not agreed to remove from the Title Commitment as of the end of the Title and Survey Review Period and that Seller is not required to remove as provided above; matters created by, through or under Purchaser; items shown on the Survey which have not been removed as of the end of the Title and Survey Review Period; and real estate taxes not yet due and payable. 5.3.2 If Purchaser provides timely objections as contemplated in Section 5.3.1 above and Seller does not agree to cure all of Purchaser's objections, or is deemed to have elected not to cure such objections, within the Title Cure Period for any reason, then on or prior to the last day of the Inspection Period, Purchaser shall, as its sole and exclusive remedy waiving all other remedies, in Purchaser's sole discretion elect to either: (i) terminate this Agreement by giving a written termination notice to Seller prior to the expiration of the Inspection Period, in which case Escrow Agent shall return the Earnest Money to Purchaser and the parties have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination); or (ii) waive the uncured objections and be deemed to approve title as shown in the Title Commitment, each of the underlying title documents, and the Survey (if timely delivered) or the matters which would have been shown on the Survey if timely obtained. If Seller does not receive notice of Purchaser's election to terminate under this Section 5.3.2 prior to the expiration of the Inspection Period, then Purchaser is deemed to have provided its waiver and approval in accordance with clause (ii) immediately above. Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 8

5.4 Delivery of Title Policy at Closing. In the event that the Title Company does not issue at Closing, or unconditionally commit at Closing to issue, to Purchaser an owner's title policy in accordance with the Title Commitment, insuring Purchaser's fee simple title to the Real Property in the amount of the Purchase Price, subject only to the standard exceptions and exclusions from coverage contained in such policy and the Permitted Exceptions (the "Title Policy"), despite Purchaser's good-faith request and reasonable cooperation with the Title Company in connection therewith, Purchaser shall have the right, as its sole and exclusive remedy for such failure, to terminate this Agreement, in which case the Earnest Money shall be immediately returned to Purchaser and the parties hereto shall have no further rights or obligations, other than those that by their terms survive the termination of this Agreement. ARTICLE 6 OPERATIONS AND RISK OF LOSS 6.1 Ongoing Operations. From the Effective Date through Closing: 6.1.1 New Contracts. Seller will not enter into any contract that will be an obligation of Purchaser subsequent to the Closing, it being agreed that Seller may enter into any contracts desired by Seller in the ordinary course of business. 6.1.2 Maintenance of Improvements; Tangible Personal Property. Subject to Sections 6.2 and 6.3, Seller shall have no obligation to maintain or cause to be maintained any of the Improvements on the Land, or any of the Tangible Personal Property, specifically including, but not limited to, the Excluded Tangible Personal Property. Seller makes no representation or warranty regarding the condition or state of repair of any or all of the Improvements or the Tangible Personal Property located at or on the Property, specifically including, but not limited to, the Excluded Tangible Personal Property, and undertakes no obligation regarding the security of such Tangible Personal Property from and after the date of this Agreement, and Seller expressly disclaims any obligation to repair or replace any of the Tangible Personal Property, specifically including, but not limited to, the Excluded Tangible Personal Property, following destruction or loss of any nature. In no event shall Seller be liable to Purchaser in any manner whatsoever if, following the date of this Agreement, any of the Tangible Personal Property, specifically including, but not limited to, the Excluded Tangible Personal Property, or Improvements located at or on the Property is destroyed, removed or otherwise unavailable on the Closing Date. 6.2 Damage. If prior to Closing the Property is damaged by fire or other casualty, Seller shall estimate the cost to repair and the time required to complete repairs and will provide Purchaser written notice of Seller's estimation (the "Casualty Notice") as soon as reasonably possible after the occurrence of the casualty. 6.2.1 Material. In the event of any Material Damage to or destruction of the Property or any portion thereof prior to Closing, either Seller or Purchaser may, at its option, terminate this Agreement by delivering written notice to the other on or before the expiration of ten (10) days after the date Seller delivers the Casualty Notice to Purchaser (and if necessary, the Closing Date shall be extended to give the parties the full thirty-day period to make such election and to obtain insurance settlement agreements with Seller's insurers). Upon any such termination, the Earnest Money shall be returned to Purchaser and the parties hereto shall have no further rights or obligations hereunder, other than those that by their terms survive the termination of this Agreement. If neither Seller nor Purchaser so terminates this Agreement within said 10-day period, then the parties shall be deemed to have waived their respective right to terminate under this Section 6.2.1 and the parties shall proceed under this Agreement and close on schedule (subject to extension of Closing as provided above), and as of Closing Seller shall assign to Purchaser, without representation or warranty by or recourse against Seller, all of Seller's rights in and to any resulting insurance proceeds (including any rent loss insurance applicable to any period on and after Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 9

the Closing Date) due Seller as a result of such damage or destruction and Purchaser shall assume full responsibility for all needed repairs, and Purchaser shall receive a credit at Closing for any deductible amount under such insurance policies (but the amount of the deductible plus insurance proceeds shall not exceed the lesser of (a) the cost of repair or (b) the Purchase Price and a pro rata share of the rental or business loss proceeds, if any). For the purposes of this Agreement, "Material Damage" and "Materially Damaged" means damage which, in Seller's reasonable estimation, exceeds $500,000.00 to repair. 6.2.2 Not Material. If the Property is not Materially Damaged, then neither Purchaser nor Seller shall have the right to terminate this Agreement, and Seller shall, at its option, either (a) repair the damage before the Closing in a manner reasonably satisfactory to Purchaser (and if necessary, Seller may extend the Closing Date up to 30 days to complete such repairs), or (b) credit Purchaser at Closing for the reasonable cost to complete the repair (in which case Seller shall retain all insurance proceeds and Purchaser shall assume full responsibility for all needed repairs). 6.3 Condemnation. If proceedings in eminent domain are instituted with respect to the Property or any portion thereof that would materially and adversely interfere with the present use of the Real Property as an office project, or if such proceedings are instituted with respect to any portion of the Improvements, Purchaser may, at its option, by written notice to Seller given within ten days after Seller notifies Purchaser of such proceedings (and if necessary the Closing Date shall be automatically extended to give Purchaser the full ten-day period to make such election), either: (a) terminate this Agreement, in which case the Earnest Money shall be immediately returned to Purchaser and the parties hereto shall have no further rights or obligations, other than those that by their terms survive the termination of this Agreement, or (b) proceed under this Agreement, in which event Seller shall, at the Closing, assign to Purchaser its entire right, title and interest in and to any condemnation award, and Purchaser shall have the sole right after the Closing to negotiate and otherwise deal with the condemning authority in respect of such matter. If Purchaser does not give Seller written notice of its election within the time required above, then Purchaser shall be deemed to have elected option (b) above. 6.4 Leaseback. Commencing on the Closing Date, Purchaser, as landlord, shall lease to Seller, as tenant, all of the Land and Improvements pursuant to a short-term triple net lease (the "Lease") the form of which is attached hereto as Exhibit F, such form being agreed to and approved by Seller and Purchaser as of the Effective Date of this Agreement. ARTICLE 7 CLOSING 7.1 Closing. The consummation of the transaction contemplated herein ("Closing") shall occur on the Closing Date at the offices of Escrow Agent (or such other location as may be mutually agreed upon by Seller and Purchaser). Funds shall be deposited into and held by Escrow Agent in a closing escrow account with a bank satisfactory to Purchaser and Seller. Upon satisfaction or completion of all closing conditions and deliveries, the parties shall direct Escrow Agent to immediately record and deliver the closing documents to the appropriate parties and make disbursements according to the closing statements executed by Seller and Purchaser. 7.2 Conditions to Parties' Obligation to Close. In addition to all other conditions set forth herein, the obligation of Seller, on the one hand, and Purchaser, on the other hand, to consummate the transactions contemplated hereunder are conditioned upon the following: 7.2.1 Representations and Warranties. The other party's representations and warranties contained herein shall be true and correct in all material respects as of the Effective Date and the Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 10

Closing Date, except for representations and warranties made as of, or limited by, a specific date, which will be true and correct in all material respects as of the specified date or as limited by the specified date; 7.2.2 Deliveries. As of the Closing Date, the other party shall have tendered all deliveries to be made at Closing; and 7.2.3 Actions, Suits, etc. There shall exist no pending or threatened actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, against the other party that would materially and adversely affect that party's ability to perform its obligations under this Agreement. 7.2.4 Lender Approval. Seller shall have received approval of the sale of the Property from the current mortgagee holding a lien against the Property, and an agreement from such mortgagee to release its lien at Closing. So long as a party is not in default hereunder, if any condition to such party's obligation to proceed with the Closing hereunder has not been satisfied as of the Closing Date (or such earlier date as is provided herein), subject to any applicable notice and cure periods provided in Sections 10.1 and 10.2, such party may, in its sole discretion, terminate this Agreement by delivering written notice to the other party on or before the Closing Date (or such earlier date as is provided herein), or elect to close (or to permit any such earlier termination deadline to pass) notwithstanding the non-satisfaction of such condition, in which event such party shall be deemed to have waived any such condition. In the event such party elects to close (or to permit any such earlier termination deadline to pass), notwithstanding the non-satisfaction of such condition, said party shall be deemed to have waived said condition, and there shall be no liability on the part of any other party hereto for breaches of representations and warranties of which the party electing to close had knowledge at the Closing. 7.3 Seller's Deliveries in Escrow. As of or prior to the Closing Date, Seller shall deliver in escrow to Escrow Agent the following: 7.3.1 Deed. A special warranty deed in the form of Exhibit B hereto and including a list of Permitted Exceptions to which the conveyance shall be subject, executed and acknowledged by Seller, conveying to Purchaser Seller's interest in the Real Property (the "Deed"); 7.3.2 Bill of Sale and Assignment Agreement. A Bill of Sale and Assignment Agreement in the form of Exhibit C hereto (the "Assignment"), executed by Seller vesting in Purchaser Seller's right, title and interest in and to the property described therein free of any claims, except for the Permitted Exceptions to the extent applicable; 7.3.3 FIRPTA. A Foreign Investment in Real Property Tax Act affidavit in the form of Exhibit D hereto executed by Seller; 7.3.4 Authority. Evidence of the existence, organization and authority of Seller and of the authority of the persons executing documents on behalf of Seller reasonably satisfactory to the underwriter for the Title Policy, it being expressly agreed that Seller shall have no obligation to provide evidence of authority to Purchaser; 7.3.5 Lease. The Lease, executed and acknowledged by Seller; and 7.3.6 Additional Documents. Any additional documents that Escrow Agent or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 11

Agreement (provided, however, no such additional document shall expand any obligation, covenant, representation or warranty of Seller or result in any new or additional obligation, covenant, representation or warranty of Seller under this Agreement beyond those expressly set forth in this Agreement). 7.4 Purchaser's Deliveries in Escrow. As of or prior to the Closing Date, Purchaser shall deliver in escrow to Escrow Agent the following: 7.4.1 Bill of Sale, Assignment and Assumption. The Assignment, executed and acknowledged by Purchaser; 7.4.2 Conveyancing or Transfer Tax Forms or Returns. Such conveyancing or transfer tax forms or returns, if any, as are required to be delivered or signed by Purchaser by applicable state and local law in connection with the conveyance of the Real Property; 7.4.3 Authority. Evidence of the existence, organization and authority of Purchaser and of the authority of the persons executing documents on behalf of Purchaser reasonably satisfactory to the underwriter for the Title Policy; 7.4.4 Lease. The Lease, executed and acknowledged by Seller; and 7.4.5 Additional Documents. Any additional documents that Seller, Escrow Agent or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement (provided, however, no such additional document shall expand any obligation, covenant, representation or warranty of Purchaser or result in any new or additional obligation, covenant, representation or warranty of Purchaser under this Agreement beyond those expressly set forth in this Agreement). 7.5 Closing Statements. As of or prior to the Closing Date, Seller and Purchaser shall deposit with Escrow Agent executed closing statements consistent with this Agreement in the form required by Escrow Agent. 7.6 Purchase Price. At or before 10:30 a.m. local time on the Closing Date, Purchaser shall deliver to Escrow Agent the Purchase Price, less the Earnest Money that is applied to the Purchase Price, plus or minus applicable prorations, in immediate, same-day U.S. federal funds wired for credit into Escrow Agent's escrow account, which funds must be delivered in a manner to permit Escrow Agent to deliver good funds to Seller or its designee on the Closing Date (and, if requested by Seller, by wire transfer); in the event that Escrow Agent is unable to deliver good funds to Seller or its designee on the Closing Date, then the closing statements and related prorations will be revised as necessary. 7.7 Possession. Seller shall deliver possession of the Property to Purchaser at the Closing subject only to the Permitted Exceptions and the Lease. 7.8 Delivery of Books and Records. After the Closing, Seller shall deliver to the offices of Purchaser's property manager or to the Real Property to the extent in Seller's possession or control: maintenance records; plans and specifications; licenses, permits and certificates of occupancy; and keys. ARTICLE 8 PRORATIONS, DEPOSITS, COMMISSIONS 8.1 Prorations. At Closing, the following items shall be prorated as of the Closing Date with all items of income and expense for the Property being borne by Purchaser from and after (and including) the Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 12

Closing Date: fees and assessments; real and personal ad valorem taxes ("Taxes"); and any assessments by private covenant for the then-current calendar year of Closing. Specifically, the following shall apply to such prorations: 8.1.1 Taxes. If Taxes for the year of Closing are not known or cannot be reasonably estimated, Taxes shall be prorated based on Taxes for the year prior to Closing. Any additional Taxes relating to the year of Closing or prior years arising out of a change in the use of the Real Property or a change in ownership shall be assumed by Purchaser effective as of Closing and paid by Purchaser when due and payable, and Purchaser shall indemnify Seller from and against any and all such Taxes, which indemnification obligation shall survive the Closing. 8.1.2 Other Costs. As a result of the Lease, utilities, operating expenses, and other such amounts attributable to the Improvements shall not be prorated, and Seller shall remain liable for such amounts to the extent accruing during the term of the Lease. 8.2 Closing Costs. Closing costs shall be allocated between Seller and Purchaser in accordance with Section 1.2. 8.3 Final Adjustment After Closing. If final bills are not available or cannot be issued prior to Closing for any item being prorated under Section 8.1, then Purchaser and Seller agree to allocate such items on a fair and equitable basis as soon as such bills are available, final adjustment to be made as soon as reasonably possible after the Closing. Payments in connection with the final adjustment shall be due within 30 days of written notice. All such rights and obligations shall survive the Closing. 8.4 Commissions. Seller shall be responsible to the Broker for a real estate sales commission at Closing (but only in the event of a Closing in strict accordance with this Agreement) equal to six percent (6%) of the Purchase Price. Under no circumstances shall Seller owe a commission or other compensation directly to any other broker, agent or person. Other than as stated above in this Section 8.4, Seller and Purchaser each represent and warrant to the other that no real estate brokerage commission is payable to any person or entity in connection with the transaction contemplated hereby, and each agrees to and does hereby indemnify and hold the other harmless against the payment of any commission to any other person or entity claiming by, through or under Seller or Purchaser, as applicable. This indemnification shall extend to any and all claims, liabilities, costs and expenses (including reasonable attorneys' fees and litigation costs) arising as a result of such claims and shall survive the Closing. ARTICLE 9 REPRESENTATIONS AND WARRANTIES 9.1 Seller's Representations and Warranties. Seller represents and warrants to Purchaser that: 9.1.1 Organization and Authority. Seller has been duly organized, is validly existing, and is in good standing in the state in which it was formed. Seller has the full right and authority and has obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby. This Agreement has been, and all of the documents to be delivered by Seller at the Closing will be, authorized and executed and constitute, or will constitute, as appropriate, the valid and binding obligation of Seller, enforceable in accordance with their terms. 9.1.2 Conflicts and Pending Actions. There is no agreement to which Seller is a party or, to Seller's knowledge, that is binding on Seller, under which Seller will be in default as a result of entering into this Agreement. To Seller's knowledge, there is no action or proceeding pending or overtly Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 13

threatened in writing against Seller or relating to the Property, which challenges or impairs Seller's ability to execute or perform its obligations under this Agreement. 9.1.3 Condemnation. Except as may be reflected by the Property Documents or otherwise disclosed in writing to Purchaser, to Seller's knowledge, Seller has received no written notice from any governmental authority having jurisdiction over the Real Property that it is presently the subject of any condemnation or similar proceeding. 9.1.4 Bankruptcy. Seller has not made a general assignment for the benefit of creditors, filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors, suffered the appointment of a receiver to take possession of substantially all of its assets, suffered the attachment or other judicial seizure of substantially all of its assets, admitted its inability to pay its debts as they come due, or made an offer of settlement, extension or composition to its creditors generally. 9.1.5 Prohibited Persons and Transactions. Seller represents and warrants to Purchaser that Seller is currently in compliance with and shall at all times during the term of this Agreement (including any extension thereof) remain in compliance with the regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto. 9.2 Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that: 9.2.1 Organization and Authority. Purchaser has been duly organized, is validly existing, and is in good standing in jurisdiction in which it was formed. Purchaser has the full right and authority and has obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby. This Agreement has been, and all of the documents to be delivered by Purchaser at the Closing will be, authorized and properly executed and constitute, or will constitute, as appropriate, the valid and binding obligation of Purchaser, enforceable in accordance with their terms. 9.2.2 Conflicts and Pending Action. There is no agreement to which Purchaser is a party or to Purchaser's knowledge binding on Purchaser which is in conflict with this Agreement. There is no action or proceeding pending or, to Purchaser's knowledge, threatened against Purchaser which challenges or impairs Purchaser's ability to execute or perform its obligations under this Agreement. 9.2.3 Prohibited Persons and Transactions. Purchaser represents and warrants to Seller that Purchaser is currently in compliance with and shall at all times during the term of this Agreement (including any extension thereof) remain in compliance with the regulations of OFAC (including those named on OFAC's Specially Designated and Blocked Persons List) and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto. 9.3 Survival of Representations and Warranties. The representations and warranties set forth in this Article 9 are made as of the Effective Date and are remade as of the Closing Date and shall not be deemed to be merged into or waived by the instruments of Closing, but shall survive the Closing for a period of 3 months (the "Survival Period"); provided, however, that such representations and warranties shall automatically terminate if prior to the Closing, Purchaser assigns this Agreement in violation of Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 14

Section 12.1. Terms such as "to Seller's knowledge," "to the best of Seller's knowledge" or like phrases mean the actual present and conscious awareness or knowledge of Kimberly Weedman ("Seller's Representative"), without any duty of inquiry or investigation; provided that so qualifying Seller's knowledge shall in no event give rise to any personal liability on the part of Seller's Representative, or any officer or employee of Seller, on account of any breach of any representation or warranty made by Seller herein. Said terms do not include constructive knowledge, imputed knowledge, or knowledge Seller or such persons do not have but could have obtained through further investigation or inquiry. No broker, agent, or party other than Seller is authorized to make any representation or warranty for or on behalf of Seller. Each party shall have the right to bring an action against the other on the breach of a representation or warranty or covenant hereunder or in the documents delivered by Seller at the Closing, but only on the following conditions: (1) the party bringing the action for breach first learns of the breach after and gives written notice of such breach to the other party before the end of the Survival Period and files such action on or before the first day following the second anniversary of the Closing Date, and (2) neither party shall have the right to bring a cause of action for a breach of a representation or warranty or covenant unless the damage to such party on account of such breach (individually or when combined with damages from other breaches) equals or exceeds $10,000.00, in which event the full amount of such claims shall be actionable, subject to the limitations of Seller's liability set forth in this Section 9.3. On the expiration of the Inspection Period, Purchaser shall be deemed to have knowledge of all matters contained in the Property Documents or any Reports. Neither party shall have any liability after Closing for the breach of a representation or warranty or covenant hereunder of which the other party hereto had knowledge (actual or constructive), or which could reasonably have been discovered in the course of due diligence and investigation of the Property, as of Closing. Notwithstanding any other provision of this Agreement, any agreement contemplated by this Agreement, or any rights which Purchaser might otherwise have at law, equity, or by statute, whether based on contract or some other claim, Purchaser agrees that any liability of Seller to Purchaser will be limited to an amount equal to $100,000.00. The provisions of this Section 9.3 shall survive the Closing. Any breach of a representation or warranty or covenant that occurs prior to Closing shall be governed by Article 10. ARTICLE 10 DEFAULT AND REMEDIES 10.1 Seller's Remedies. If Purchaser fails to consummate the purchase of the Property pursuant to this Agreement or otherwise defaults on its obligations hereunder at or prior to Closing for any reason except failure by Seller to perform hereunder, or if prior to Closing any one or more of Purchaser's representations or warranties are breached in any material respect, and in each case such default or breach is not cured by the earlier of the fifth (5th) day after written notice thereof from Seller or the Closing Date (except no notice or cure period shall apply if Purchaser fails to consummate the purchase of the Property hereunder), Seller shall be entitled, as its sole remedy (except as provided in Sections 4.9, 8.4, 10.3 and 10.4 hereof), to terminate this Agreement and recover the Earnest Money as liquidated damages and not as penalty, in full satisfaction of claims against Purchaser hereunder. Seller and Purchaser agree that Seller's damages resulting from Purchaser's default are difficult, if not impossible, to determine and the Earnest Money is a fair estimate of those damages which has been agreed to in an effort to cause the amount of such damages to be certain. Notwithstanding anything in this Section 10.1 to the contrary, in the event of Purchaser's default or a termination of this Agreement, Seller shall have all remedies available at law or in equity in the event Purchaser or any party related to or affiliated with Purchaser is asserting any claims or right to the Property that would otherwise delay or prevent Seller from having clear, indefeasible and marketable title to the Property. In all other events Seller's remedies shall be limited to those described in this Section 10.1 and Sections 4.9, 8.4, 10.3 and 10.4 hereof. If Closing is consummated, Seller shall have all remedies available at law or in equity in the event Purchaser fails to perform any obligation of Purchaser under this Agreement. Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 15

10.2 Purchaser's Remedies. If Seller fails to consummate the sale of the Property pursuant to this Agreement or otherwise defaults on its obligations hereunder at or prior to Closing for any reason except failure by Purchaser to perform hereunder, or if prior to Closing any one or more of Seller's representations or warranties are breached in any material respect, and in each case such default or breach is not cured by the earlier of the fifth (5th) day after written notice thereof from Purchaser or the Closing Date (Purchaser hereby agreeing to give such written notice to Seller within one Business Day after Purchaser first learns of any such default or breach by Seller, except no notice or cure period shall apply if Seller fails to consummate the sale of the Property hereunder), Purchaser shall elect, as its sole remedy, either to (a) terminate this Agreement by giving Seller timely written notice of such election prior to or at Closing and recover the Earnest Money, (b) seek specific performance of Seller’s obligations hereunder or (c) waive said failure or breach and proceed to Closing without any reduction in the Purchase Price. Notwithstanding anything herein to the contrary, Purchaser shall be deemed to have elected to terminate this Agreement if Purchaser fails to deliver to Seller written notice of its intent to file a claim or assert a cause of action for specific performance against Seller on or before fifteen Business Days following the scheduled Closing Date or, having given such notice, fails to file a lawsuit asserting such claim or cause of action in the county in which the Property is located within six months following the scheduled Closing Date. Purchaser's remedies shall be limited to those described in this Section 10.2 and Sections 10.3 and 10.4 hereof. IN NO EVENT SHALL SELLER'S DIRECT OR INDIRECT PARTNERS, SHAREHOLDERS, OWNERS OR AFFILIATES, ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF THE FOREGOING, OR ANY AFFILIATE OR CONTROLLING PERSON THEREOF HAVE ANY LIABILITY FOR ANY CLAIM, CAUSE OF ACTION OR OTHER LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PROPERTY, WHETHER BASED ON CONTRACT, COMMON LAW, STATUTE, EQUITY OR OTHERWISE. 10.3 Attorneys' Fees. In the event either party hereto employs an attorney in connection with claims by one party against the other arising from the operation of this Agreement, the non-prevailing party shall pay the prevailing party all reasonable fees and expenses, including attorneys' fees, incurred in connection with such claims. 10.4 Other Expenses. If this Agreement is terminated due to the default of a party, then the defaulting party shall pay any fees or charges due to Escrow Agent for holding the Earnest Money as well as any escrow cancellation fees or charges and any fees or charges due to the Title Company for preparation and/or cancellation of the Title Commitment. ARTICLE 11 DISCLAIMERS AND RELEASE 11.1 Disclaimers By Seller. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER AND SELLER'S AGENTS OR EMPLOYEES HAVE NOT AT ANY TIME MADE AND ARE NOT NOW MAKING, AND THEY SPECIFICALLY DISCLAIM, ANY WARRANTIES, REPRESENTATIONS OR GUARANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES, REPRESENTATIONS OR GUARANTIES AS TO (a) MATTERS OF TITLE (OTHER THAN SELLER'S SPECIAL WARRANTY OF TITLE TO BE CONTAINED IN THE DEED), (b) ENVIRONMENTAL MATTERS RELATING TO THE PROPERTY OR ANY PORTION THEREOF, INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF HAZARDOUS MATERIALS IN, ON, UNDER OR IN THE VICINITY OF THE PROPERTY, (c) GEOLOGICAL CONDITIONS, INCLUDING, WITHOUT LIMITATION, SUBSIDENCE, SUBSURFACE CONDITIONS, WATER TABLE, UNDERGROUND WATER RESERVOIRS, LIMITATIONS REGARDING THE WITHDRAWAL OF WATER, AND GEOLOGIC FAULTS AND THE RESULTING DAMAGE OF PAST AND/OR FUTURE FAULTING, (d) WHETHER, AND TO Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 16

THE EXTENT TO WHICH THE PROPERTY OR ANY PORTION THEREOF IS AFFECTED BY ANY STREAM (SURFACE OR UNDERGROUND), BODY OF WATER, WETLANDS, FLOOD PRONE AREA, FLOOD PLAIN, FLOODWAY OR SPECIAL FLOOD HAZARD, (e) DRAINAGE, (f) SOIL CONDITIONS, INCLUDING THE EXISTENCE OF INSTABILITY, PAST SOIL REPAIRS, SOIL ADDITIONS OR CONDITIONS OF SOIL FILL, OR SUSCEPTIBILITY TO LANDSLIDES, OR THE SUFFICIENCY OF ANY UNDERSHORING, (g) THE PRESENCE OF ENDANGERED SPECIES OR ANY ENVIRONMENTALLY SENSITIVE OR PROTECTED AREAS, (h) ZONING OR BUILDING ENTITLEMENTS TO WHICH THE PROPERTY OR ANY PORTION THEREOF MAY BE SUBJECT, (i) THE AVAILABILITY OF ANY UTILITIES TO THE PROPERTY OR ANY PORTION THEREOF INCLUDING, WITHOUT LIMITATION, WATER, SEWAGE, GAS AND ELECTRIC, (j) USAGES OF ADJOINING PROPERTY, (k) ACCESS TO THE PROPERTY OR ANY PORTION THEREOF, (l) THE VALUE, COMPLIANCE WITH THE PLANS AND SPECIFICATIONS, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, SUITABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF THE PROPERTY OR ANY PORTION THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF, (m) THE CONDITION OR USE OF THE PROPERTY OR COMPLIANCE OF THE PROPERTY WITH ANY OR ALL PAST, PRESENT OR FUTURE FEDERAL, STATE OR LOCAL ORDINANCES, RULES, REGULATIONS OR LAWS, BUILDING, FIRE OR ZONING ORDINANCES, CODES OR OTHER SIMILAR LAWS, (n) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS, SURFACE IMPOUNDMENTS, OR LANDFILLS, (o) ANY OTHER MATTER AFFECTING THE STABILITY AND INTEGRITY OF THE PROPERTY, (p) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE PROPERTY, (q) THE MERCHANTABILITY OF THE PROPERTY OR FITNESS OF THE PROPERTY FOR ANY PARTICULAR PURPOSE, (r) THE TRUTH, ACCURACY OR COMPLETENESS OF THE PROPERTY DOCUMENTS, (s) TAX CONSEQUENCES, OR (t) ANY OTHER MATTER OR THING WITH RESPECT TO THE PROPERTY. Purchaser's signature and acknowledgement of the terms and provisions of this Section 11.1 11.2 Sale "As Is, Where Is." Purchaser acknowledges and agrees that upon Closing, Seller shall sell and convey to Purchaser and Purchaser shall accept the Property "AS IS, WHERE IS, WITH ALL FAULTS," except to the extent expressly provided otherwise in this Agreement and any document executed by Seller and delivered to Purchaser at Closing. Further, Purchaser acknowledges and agrees that Seller shall have no obligation whatsoever to remove, repair or otherwise account for any Tangible Personal Property located on or at the Property. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER HAS NOT MADE AND IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTEES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, PROPERTY INFORMATION PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER, OR ANY PROPERTY MANAGER, REAL ESTATE BROKER, AGENT OR THIRD PARTY REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING. PURCHASER REPRESENTS THAT IT IS A KNOWLEDGEABLE, EXPERIENCED AND SOPHISTICATED PURCHASER OF REAL ESTATE AND THAT, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF PURCHASER'S CONSULTANTS IN PURCHASING THE PROPERTY AND SHALL MAKE AN INDEPENDENT VERIFICATION OF THE ACCURACY OF ANY DOCUMENTS AND INFORMATION PROVIDED BY SELLER. PURCHASER WILL CONDUCT SUCH INSPECTIONS Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 17

AND INVESTIGATIONS OF THE PROPERTY AS PURCHASER DEEMS NECESSARY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND SHALL RELY UPON SAME. BY FAILING TO TERMINATE THIS AGREEMENT PRIOR TO THE EXPIRATION OF THE INSPECTION PERIOD, PURCHASER ACKNOWLEDGES THAT SELLER HAS AFFORDED PURCHASER A FULL OPPORTUNITY TO CONDUCT SUCH INVESTIGATIONS OF THE PROPERTY AS PURCHASER DEEMED NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NON- EXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS MATERIALS ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL OR CONSTRUCTION DEFECTS OR ADVERSE ENVIRONMENTAL, HEALTH OR SAFETY CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INSPECTIONS AND INVESTIGATIONS. PURCHASER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT: (a) PURCHASER IS REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT; AND (b) PURCHASER IS PURCHASING THE PROPERTY FOR BUSINESS, COMMERCIAL, INVESTMENT OR OTHER SIMILAR PURPOSE AND NOT FOR USE AS PURCHASER'S RESIDENCE. PURCHASER WAIVES ANY AND ALL RIGHTS OR REMEDIES IT MAY HAVE OR BE ENTITLED TO, DERIVING FROM DISPARITY IN SIZE OR FROM ANY SIGNIFICANT DISPARATE BARGAINING POSITION IN RELATION TO SELLER. Purchaser's signature and acknowledgement of the terms and provisions of this Section 11.2 11.3 Seller Released from Liability. Purchaser acknowledges that it will have the opportunity to inspect the Property during the Inspection Period, and during such period, observe its physical characteristics and existing conditions and the opportunity to conduct such investigation and study on and of the Property and adjacent areas as Purchaser deems necessary, and Purchaser hereby FOREVER RELEASES AND DISCHARGES Seller from all responsibility and liability, including without limitation, liabilities and responsibilities for the lessor's obligations under any existing leases relating to the physical, environmental or legal compliance status of the Property, whether arising before or after the Effective Date, and liabilities under the Comprehensive Environmental Response, Compensation and Liability Act Of 1980 (42 U.S.C. Sections 9601 et seq.), as amended ("CERCLA"), regarding the condition, valuation, salability or utility of the Property, or its suitability for any purpose whatsoever (including, but not limited to, with respect to the presence in the soil, air, structures and surface and subsurface waters, of Hazardous Materials or other materials or substances that have been or may in the future be determined to be toxic, hazardous, undesirable or subject to regulation and that may need to be specially treated, handled and/or removed from the Property under current or future federal, state and local laws, regulations or guidelines, and any structural and geologic conditions, subsurface soil and water conditions and solid and hazardous waste and Hazardous Materials on, under, adjacent to or otherwise affecting the Property). Purchaser further hereby WAIVES (and by Closing this transaction will be deemed to have WAIVED) any and all objections and complaints (including, but not limited to, federal, state and local statutory and common law based actions, and any private right of action under any federal, state or local laws, regulations or guidelines to which the Property is or may be subject, including, but not limited to, CERCLA) concerning the physical characteristics and any existing conditions of the Property, including, without limitation, the lessor's obligations under any existing leases relating to the physical, environmental or legal compliance status of Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 18

the Property, whether arising before or after the Effective Date. Purchaser further hereby assumes the risk of changes in applicable laws and regulations relating to past, present and future environmental conditions on the Property and the risk that adverse physical characteristics and conditions, including, without limitation, the presence of Hazardous Materials or other contaminants, may not have been revealed by its investigation. 11.4 "Hazardous Materials" Defined . For purposes hereof, "Hazardous Materials" means "Hazardous Material," "Hazardous Substance," "Pollutant or Contaminant," and "Petroleum" and "Natural Gas Liquids," as those terms are defined or used in Section 101 of CERCLA, and any other substances regulated because of their effect or potential effect on public health and the environment, including, without limitation, PCBs, lead paint, asbestos, urea formaldehyde, radioactive materials, putrescible materials, and infectious materials. 11.5 Survival. The terms and conditions of this Article 11 shall expressly survive the Closing, not merge with the provisions of any closing documents and shall be incorporated into the Deed. Purchaser acknowledges and agrees that the disclaimers and other agreements set forth herein are an integral part of this Agreement and that Seller would not have agreed to sell the Property to Purchaser for the Purchase Price without the disclaimers and other agreements set forth above. ARTICLE 12 MISCELLANEOUS 12.1 Parties Bound; Assignment. This Agreement, and the terms, covenants, and conditions herein contained, shall inure to the benefit of and be binding upon the heirs, personal representatives, successors, and assigns of each of the parties hereto. Purchaser may assign its rights under this Agreement upon the following conditions: (a) the assignee of Purchaser must be an entity controlling, controlled by, or under common control with Purchaser, (b) all of the Earnest Money must have been delivered in accordance herewith, (c) the Inspection Period shall be deemed to have ended, (d) the assignee of Purchaser shall assume all obligations of Purchaser hereunder, but Purchaser shall remain primarily liable for the performance of Purchaser's obligations, (e) a copy of the fully executed written assignment and assumption agreement shall be delivered to Seller at least five Business Days prior to Closing. 12.2 Headings. The article, section, subsection, paragraph and/or other headings of this Agreement are for convenience only and in no way limit or enlarge the scope or meaning of the language hereof. 12.3 Invalidity and Waiver. If any portion of this Agreement is held invalid or inoperative, then so far as is reasonable and possible the remainder of this Agreement shall be deemed valid and operative, and, to the greatest extent legally possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The failure by either party to enforce against the other any term or provision of this Agreement shall not be deemed to be a waiver of such party's right to enforce against the other party the same or any other such term or provision in the future. 12.4 Governing Law; Jurisdiction; Venue. This Agreement shall, in all respects, be governed, construed, applied, and enforced in accordance with the law of the state in which the Real Property is located. EACH OF PURCHASER AND SELLER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF DALLAS, STATE OF TEXAS, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 19

DOCUMENTS TO BE DELIVERED BY PURCHASER AND SELLER HEREUNDER SHALL BE LITIGATED EXCLUSIVELY IN SUCH COURTS. EACH OF PURCHASER AND SELLER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS OR ANY OTHER SIMILAR DEFENSE TO THE JURSIDICTION OR VENUE OF SAID COURTS. 12.5 Survival. The provisions of this Agreement that contemplate performance after the Closing and the obligations of the parties not fully performed at the Closing (other than any unfulfilled closing conditions which have been waived or deemed waived by the other party) shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of Closing. 12.6 Entirety and Amendments. This Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings relating to the Property. This Agreement may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought. All Exhibits hereto are incorporated herein by this reference for all purposes. 12.7 Time. Time is of the essence in the performance of this Agreement. 12.8 Confidentiality. Purchaser shall make no public announcement or disclosure of any information related to this Agreement to outside brokers or third parties, before or after the Closing, without the prior written specific consent of Seller; provided, however, that Purchaser may, subject to the provisions of Section 4.6, make disclosure of this Agreement to its Permitted Outside Parties as necessary to perform its obligations hereunder and as may be required under laws or regulations applicable to Purchaser. 12.9 Notices. All notices required or permitted hereunder shall be in writing and shall be served on the parties at the addresses set forth in Section 1.3. Any such notices shall, unless otherwise provided herein, be given or served (a) by depositing the same in the United States mail, postage paid, certified and addressed to the party to be notified, with return receipt requested, (b) by overnight delivery using a nationally recognized overnight courier, (c) by personal delivery, (d) by facsimile transmission during normal business hours with a confirmation copy delivered by another method permitted under this Section 12.9, or (e) by electronic mail addressed to the electronic mail address set forth in Section 1.3 for the party to be notified with a confirmation copy delivered by another method permitted under this Section 12.9. Notice given in accordance herewith for all permitted forms of notice other than by electronic mail, shall be effective upon the earlier to occur of actual delivery to the address of the addressee or refusal of receipt by the addressee (even if such addressee refuses delivery thereof). Notice given by electronic mail in accordance herewith shall be effective upon the entrance of such electronic mail into the information processing system designated by the recipient's electronic mail address. A party's address may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice. Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice. Notices given by counsel to the Purchaser shall be deemed given by Purchaser and notices given by counsel to the Seller shall be deemed given by Seller. 12.10 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and agree that the normal rule of construction - to the effect that any ambiguities are to be resolved against the drafting party - shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto. 12.11 Calculation of Time Periods; Business Day. Unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designated period of time Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 20

begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is not a Business Day, in which event the period shall run until the end of the next day which is a Business Day. The last day of any period of time described herein shall be deemed to end at 5:00 p.m. local time in the state in which the Real Property is located. As used herein, the term "Business Day" means any day that is not a Saturday, Sunday or legal holiday for national banks in the city in which the Real Property is located. 12.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement. To facilitate execution of this Agreement, the parties may execute and exchange by telephone facsimile counterparts or electronic counterparts (i.e., PDF counterparts) of the signature pages. 12.13 No Recordation. Without the prior written consent of Seller, there shall be no recordation of either this Agreement or any memorandum hereof, or any affidavit pertaining hereto, and any such recordation of this Agreement or memorandum or affidavit by Purchaser without the prior written consent of Seller shall constitute a default hereunder by Purchaser, whereupon Seller shall have the remedies set forth in Section 10.1 hereof. In addition to any such remedies, Purchaser shall be obligated to execute an instrument in recordable form releasing this Agreement or memorandum or affidavit, and Purchaser's obligations pursuant to this Section 12.13 shall survive any termination of this Agreement as a surviving obligation. 12.14 Further Assurances. In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by either party at Closing, each party agrees to perform, execute and deliver, but without any obligation to incur any additional liability or expense, on or after the Closing any further deliveries and assurances as may be reasonably necessary to consummate the transactions contemplated hereby or to further perfect the conveyance, transfer and assignment of the Property to Purchaser. 12.15 Discharge of Obligations. The acceptance of the Deed by Purchaser shall be deemed to be a full performance and discharge of every representation and warranty made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those which are herein specifically stated to survive Closing. 12.16 ERISA. Under no circumstances shall Purchaser have the right to assign this Agreement to any person or entity owned or controlled by an employee benefit plan if Seller's sale of the Property to such person or entity would, in the reasonable opinion of Seller's ERISA advisors or consultants, create or otherwise cause a "prohibited transaction" under ERISA. In the event Purchaser assigns this Agreement or transfers any ownership interest in Purchaser, and such assignment or transfer would make the consummation of the transaction hereunder a "prohibited transaction" under ERISA and necessitate the termination of this Agreement then, notwithstanding any contrary provision which may be contained herein, Seller shall have the right to terminate this Agreement. 12.17 No Third Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing, except that a tenant of the Property may enforce Purchaser's indemnity obligation under Section 4.9 hereof. 12.18 Reporting Person. Purchaser and Seller hereby designate the Title Company as the "reporting person" pursuant to the provisions of Section 6045(e) of the Internal Revenue Code of 1986, as amended. Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 21

[SIGNATURE PAGES AND EXHIBITS TO FOLLOW] Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 22

JOINDER BY ESCROW AGENT Escrow Agent has executed this Agreement in order to confirm that Escrow Agent has received and shall hold the Earnest Money required to be deposited under this Agreement and the interest earned thereto, in escrow, and shall disburse the Earnest Money, and the interest earned thereon, pursuant to the provisions of this Agreement. FIDELITY NATIONAL TITLE Date executed by Escrow Agent By: Name: _______________________ Title: Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 1

LIST OF EXHIBITS A - Legal Description of Land B - Special Warranty Deed C - Bill of Sale and Assignment Agreement D - FIRPTA Certificate E - Tangible Personal Property F - Lease Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas 2

EXHIBIT A LEGAL DESCRIPTION OF LAND Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas A-1

Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas A-2

Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas A-3

EXHIBIT B SPECIAL WARRANTY DEED After Recording, Return To: NOTICE OF CONFIDENTIALITY RIGHTS: IF Munsch Hardt Kopf & Harr, P.C. YOU ARE A NATURAL PERSON, YOU MAY 500 N. Akard Street, Suite 3800 Dallas, Texas 75201 REMOVE OR STRIKE ANY OR ALL OF THE Attn: Drew McDonald FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER. SPECIAL WARRANTY DEED THE STATE OF TEXAS § § KNOW ALL MEN BY THESE PRESENTS: COUNTY OF TARRANT § FARMER BROS. CO., a Delaware corporation ("Grantor"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has GRANTED, BARGAINED, SOLD, and CONVEYED and by these presents does GRANT, BARGAIN, SELL, and CONVEY unto ______________________, a _________________ ("Grantee") the tract or parcel of land in Tarrant County, Texas, described in Exhibit A, together with all rights, titles, and interests appurtenant thereto including, without limitation, Grantor's interest, if any, in any and all adjacent streets, alleys, rights of way and any adjacent strips and gores (such land and interests are hereinafter collectively referred to as the "Property"). This Special Warranty Deed and the conveyance hereinabove set forth is executed by Grantor and accepted by Grantee subject to all easements, restrictions, reservations and covenants now of record and further subject to all matters that a current, accurate survey of the Property would show, together with the matters described in Exhibit B hereto and incorporated herein by this reference, to the extent the same are validly existing and applicable to the Property (hereinafter referred to collectively as the "Permitted Exceptions"). Grantee acknowledges that Grantee has independently and personally inspected the Property. The Property is hereby conveyed to and accepted by Grantee in its present condition, "AS IS, WITH ALL FAULTS, AND WITHOUT ANY WARRANTY WHATSOEVER, EXPRESS OR IMPLIED." Notwithstanding anything contained herein to the contrary, it is understood and agreed that Grantor and Grantor's agents or employees have never made and are not now making, and they specifically disclaim, any warranties, representations or guaranties of any kind or character, express or implied, oral or written, with respect to the Property, including, but not limited to, warranties, representations or guaranties as to (a) matters of title (other than Grantor's warranty of title set forth herein), (b) environmental matters relating to the Property or any portion thereof, including, without limitation, the presence of Hazardous Materials (as defined in the purchase and sale agreement, the "Sale Agreement" between Grantor and Grantee) in, on, under or in the vicinity of the Property, (c) geological conditions, including, without limitation, subsidence, subsurface conditions, water table, underground water reservoirs, limitations regarding the Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas B-1

withdrawal of water, and geologic faults and the resulting damage of past and/or future faulting, (d) whether, and to the extent to which the Property or any portion thereof is affected by any stream (surface or underground), body of water, wetlands, flood prone area, flood plain, floodway or special flood hazard, (e) drainage, (f) soil conditions, including the existence of instability, past soil repairs, soil additions or conditions of soil fill, or susceptibility to landslides, or the sufficiency of any undershoring, (g) the presence of endangered species or any environmentally sensitive or protected areas, (h) zoning or building entitlements to which the Property or any portion thereof may be subject, (i) the availability of any utilities to the Property or any portion thereof including, without limitation, water, sewage, gas and electric, (j) usages of adjoining property, (k) access to the Property or any portion thereof, (l) the value, compliance with the plans and specifications, size, location, age, use, design, quality, description, suitability, structural integrity, operation, title to, or physical or financial condition of the Property or any portion thereof, or any income, expenses, charges, liens, encumbrances, rights or claims on or affecting or pertaining to the Property or any part thereof, (m) the condition or use of the Property or compliance of the Property with any or all Regulation federal, state or local ordinances, rules, regulations or laws, building, fire or zoning ordinances, codes or other similar laws, (n) the existence or non-existence of underground storage tanks, surface impoundments, or landfills, (o) any other matter affecting the stability and integrity of the Property, (p) the potential for further development of the Property, (q) the merchantability of the Property or fitness of the Property for any particular purpose, (r) the truth, accuracy or completeness of the Property Documents, (s) tax consequences, or (t) any other matter or thing with respect to the Property. EXCEPT AS EXPRESSLY SET FORTH HEREIN OR IN THE SALE AGREEMENT, GRANTOR MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND TO GRANTEE, INCLUDING, WITHOUT LIMITATION, THE PHYSICAL CONDITION OF THE PROPERTY, OR THEIR SUITABILITY FOR ANY PARTICULAR PURPOSE OR OF MERCHANTABILITY. GRANTEE IS RELYING ON ITS INVESTIGATIONS OF THE PROPERTY IN DETERMINING WHETHER TO ACQUIRE IT. THE PROVISIONS OF THIS PARAGRAPH ARE A MATERIAL PART OF THE CONSIDERATION FOR GRANTOR EXECUTING THIS SPECIAL WARRANTY DEED, AND SHALL SURVIVE CLOSING. TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereunto in anywise belonging, unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the title to the Property unto the said Grantee, its successors and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through, or under Grantor but not otherwise, subject to the Permitted Exceptions. Grantee assumes payment of ad valorem taxes for the current year and all subsequent years. Grantee's address is: __________________________. Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas B-2

EXECUTED as of _____________________, 2019. FARMER BROS. CO., a Delaware corporation By: Name: Title: THE STATE OF __________ § § COUNTY OF ____________ § This instrument was acknowledged before me on ____________, 2019, by ________________, ______________ of Farmer Bros. Co., a Delaware corporation, on behalf of said corporation. Notary Public, State of ___________ Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas B-1

EXHIBIT A [Description of the Property] Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas B-2

EXHIBIT B [Permitted Exceptions] Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas B-3

EXHIBIT C BILL OF SALE AND ASSIGNMENT 235 N. Norwood Street, Houston, Texas THIS BILL OF SALE AND ASSIGNMENT (this "Bill of Sale") is made as of the _____ day of __________________, 2019, by and between FARMER BROS. CO., a Delaware corporation ("Assignor"), and _________________________, a _________________________ ("Assignee"). W I T N E S S E T H: For good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows: 1. Assignor hereby sells, transfers and conveys to Assignee all of Assignor's right, title and interest, if any, in and to the following, in each case to the extent located on that certain land and improvements more particularly described in Exhibit A attached hereto and made a part hereof ("Real Property"): (a) all tangible personal property furniture, fixtures and equipment (including, without limitation, the property described on Exhibit B attached hereto) attached to or used in connection with the ownership, maintenance, or operation of the Real Property, but only to the extent any of the same remains thereon following the termination or earlier expiration of that certain Lease Agreement of even date herewith between Assignor, as lessee, and Assignee, as lessor (the "Personalty"), it being agreed by Assignor and Assignee that during the term of the Lease Agreement, Assignor shall have the right to remove any and all Personalty desired by Assignor, without liability or obligation to Assignee; (b) the plans and specifications and other architectural and engineering drawings for the improvements located on the Real Property, if any (to the extent assignable without the consent of any third party or any cost to Assignor); warranties (to the extent assignable without the consent of any third party or any cost to Assignor); governmental permits, approvals and licenses, if any (to the extent assignable without the consent of any third party or any cost to Assignor). (c) Notwithstanding anything contained herein to the contrary, in no event shall any of Assignor's trade names, marks, signage, branding, and other identifying marks related to "Farmer Brothers" be included within the Personalty or otherwise be deemed or construed to have been transferred by this Bill of Sale, all of which are expressly reserved to, and retained by, Assignor. 2. This Bill of Sale is given pursuant to that certain Purchase and Sale Agreement (as amended, the "Purchase Agreement") dated as of ____________________, between Assignor and Assignee, providing for, among other things, the conveyance of the Personalty. 3. As set forth in Article 11 of the Purchase Agreement, which is hereby incorporated by reference as if herein set out in full and except as set forth herein, the property conveyed hereunder is conveyed by Assignor and accepted by Assignee AS IS, WHERE IS, AND WITHOUT ANY WARRANTIES OF WHATSOEVER NATURE, EXPRESS OR IMPLIED, IT BEING THE INTENTION OF ASSIGNOR AND ASSIGNEE EXPRESSLY TO NEGATE AND EXCLUDE ALL WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY ANY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas C-1

THE PROPERTY CONVEYED HEREUNDER, OR BY ANY SAMPLE OR MODEL THEREOF, AND ALL OTHER WARRANTIES WHATSOEVER CONTAINED IN OR CREATED BY THE TEXAS UNIFORM COMMERCIAL CODE. 4. Assignee hereby accepts the assignment of the Personalty and agrees to assume and discharge, in accordance with the terms thereof, (a) all of the obligations thereunder from and after the date hereof, and (b) all of the lessor's obligations under any Leases relating to the physical, environmental or legal compliance status of the Real Property, whether arising before or after the date hereof. Assignee agrees to indemnify and hold harmless Assignor from any cost, liability, damage or expense (including attorneys' fees) arising out of or relating to Assignee's failure to perform any of the foregoing obligations. 5. This Bill of Sale may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.] Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas C-2

IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale as of the date first above written. ASSIGNOR: FARMER BROS. CO., a Delaware corporation By: Name: Title: ASSIGNEE: , a By: Name: Title: Exhibit A Real Property Exhibit B Personalty Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas C-3

EXHIBIT D FIRPTA CERTIFICATE Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform _____________ ("Transferee") that withholding of tax is not required upon the disposition of a U.S. real property interest by FARMER BROS. CO., a Delaware corporation ("Transferor"), the undersigned, in his capacity as _____________ of _____________, but not individually, hereby certifies to Transferee the following on behalf of Transferor: 1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); 2. Transferor is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii); 3. Transferor's U.S. employer identification number is ___________; and 4. Transferor's office address is ___________________________. Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor. Dated as of __________, 2019. FARMER BROS. CO., a Delaware corporation By: Name: Title: Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas D-1

EXHIBIT E EXCLUDED TANGIBLE PERSONAL PROPERTY Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas D-1

EXHIBIT F LEASE Purchase and Sale Agreement 235 N. Norwood Street, Houston, Texas D-1

LEASE between , as Landlord and FARMER BROS. CO., as Tenant 4843-0049-4241v.4

LEASE This Lease (this Lease) is entered into by , a (Landlord), and FARMER BROS. CO., a Delaware corporation (Tenant), effective as of the Lease Date. Landlord leases to Tenant and Tenant leases from Landlord the Premises upon the terms specified herein. BASIC LEASE INFORMATION 1. Lease Date: , 2019 2. Notice Address: Means the following postal address(es), fax number(s), and e-mail address(es) for the respective Parties or such other postal address(es), fax number(s), or e-mail address(es) as a Party designates by notice to the other Party: For Landlord: For Tenant: 1520 Oliver Street 1912 Farmer Brothers Drive Houston, Texas 77007 Northlake, Texas 76262 Attn: Legal Department Attn: Real Estate Department and General Counsel 3. Rent Payment Address: The following address, or other address designated by Landlord by notice to Tenant for the payment of Monetary Obligations: 1520 Oliver Street Houston, Texas 77007 4. Building: 235 N. Norwood Street, Houston, Texas 5. Project: As depicted on Exhibit A 6. Premises: The Building located on the Project 7. Term: Beginning on the Commencement Date and ending on the last day of the thirty-sixth (36th) full calendar month after Commencement Date, subject to earlier termination as provided in this Lease. Notwithstanding the foregoing, Tenant shall have the ongoing right to terminate this Lease effective nine (9) months from delivery of written notice to Landlord; provided, however, no such termination shall be effective prior to the first day of the eighteenth (18th) full calendar month of the Term. 8. Commencement Date: , 201 9. Monthly Base Rent: Months Annual Base Rent Monthly Base Rent 1 through and including 3 $0.00 $0.00 4 through and including 36 $600,000.00 $50,000.00 10. Security Deposit: None. 11. Permitted Uses: (i) The continued operation of a coffee roasting, distribution and warehouse facility, consistent in accordance with Tenant's use of the Premises prior to the Commencement Date, (ii) removal of all or any part of Tenant's property, whether real or personal, related to the Project and the improvements thereon as described above; provided, however, that the Excluded Tangible Personal Property as set forth in the PSA (as hereinafter defined), a list of which is attached hereto as Exhibit C (the Excluded Property), shall not be removed from the Premises, and (iii) any activities directly related and Lease – 235 N. Norwood Street Page 1 4843-0049-4241v.4

attendant to the foregoing, in each case to the extent in compliance with all applicable laws, ordinances, orders, rules and regulations. 12. Tenant's Broker: None. 13. Landlord's Broker: None. 14. Business Days: All weekdays except weekdays on which national or state banks located in Texas are required or permitted to be closed. This Lease consists of the foregoing Basic Lease Information and the following attachments: (a) Standard Lease Provisions (b) Exhibit A – The Land (c) Exhibit B – The Premises (d) Exhibit C – Excluded Property Executed by Landlord and Tenant as of the Lease Date. LANDLORD TENANT , FARMER BROS. CO. a a Delaware corporation By: By: Name: Name: Title: Title: Lease – 235 N. Norwood Street Page 2 4843-0049-4241v.4

STANDARD LEASE PROVISIONS

TABLE OF CONTENTS

		Page
1.	Persons Referenced in this Lease	4
2.	Location; AS IS	4
3.	Term	4
4.	Tenant's Monetary Obligations	4
5.	Tenant's Non-monetary Obligations	6
6.	Landlord Obligations	7
7.	Rights Reserved by Landlord	7
8.	Indemnities and Releases	8
9.	Casualty	8
10.	Condemnation	Error! Bookmark not defined.
11.	Defaults and Remedies	9
12.	Landlord's Financing	9
13.	Tenant's Representations	9
14.	End of Term	10
15.	Miscellaneous	10

Lease – 235 N. Norwood Street

4843-0049-4241v.4

Page 3

STANDARD LEASE PROVISIONS 1. Persons Referenced in this Lease. (a) Parties. The Parties to this Lease are Landlord and Tenant. (b) Persons. Person means a natural person, a trust or estate, or a corporation, partnership, limited liability company, or other form of entity. (c) Affiliates. An Affiliate of a Person is any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with such Person. Control refers to the power to influence management decisions. (d) Related Persons. Tenant-related Persons are the following: (A) Tenant; (B) subtenants and other occupants of the Premises; (C) the shareholders, members, managers, partners, and Affiliates of the Persons described in items (A) and (B); and (D) the officers, managers, directors, employees, and agents of the Persons described in items (A) through (C). Landlord-related Persons are the following: (A) Landlord; (B) Landlord's Mortgagees; (C) Landlord's property management company; (D) the shareholders, members, managers, partners, and Affiliates of the Persons described in items (A) through (C); and (E) the officers, managers, directors, employees, and agents of the Persons described in items (A) through (D). 2. Location; AS IS. (a) Project. The Project is located on the land described in Exhibit A (the Land). The Premises are shown on Exhibit B. (b) Condition and Acceptance of the Premises. LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES, BUILDING OR PROJECT ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES. FURTHER, THE PREMISES ARE LEASED "AS IS", WITH TENANT ACCEPTING ALL DEFECTS, IF ANY; AND LANDLORD MAKES NO WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES (WITHOUT LIMITATION, LANDLORD MAKES NO WARRANTY AS TO THE HABITABILITY, FITNESS OR SUITABILITY OF THE PREMISES FOR A PARTICULAR PURPOSE, NOR AS TO COMPLIANCE WITH ANY LAWS, RULES OR REGULATIONS, NOR AS TO THE ABSENCE OF ANY TOXIC OR OTHERWISE HAZARDOUS SUBSTANCES), AND TENANT EXPRESSLY ACKNOWLEDGES THAT TENANT HAS NOT RELIED UPON ANY SUCH REPRESENTATION OR WARRANT, WHETHER EXPRESS OR IMPLIED. 3. Term. Tenant leases the Premises and the Land from Landlord for the Term. The Commencement Date is as specified in Paragraph 9 of the Basic Lease Information. 4. Tenant's Monetary Obligations. Monetary Obligations means Monthly Base Rent and other sums that become due and payable by Tenant to Landlord under this Lease. Monthly Base Rent for any partial month will be prorated. Tenant's obligation to pay Monetary Obligations is independent of any obligation of Landlord under this Lease. (a) Timing of Payments. Tenant shall pay to Landlord without deduction or setoff Monthly Base Rent in advance on or before the 1st day of each month beginning with the first day of the fourth (4th) full calendar month of the Term, without prior request for payment, and (iii) all other Monetary Obligations on the due date specified herein (or if there is no due date specified herein, then within ten days after the date of Landlord's invoice together with commercially reasonable evidence of the amounts incurred). (b) Real Estate Taxes. Lease – 235 N. Norwood Street Page 4 4843-0049-4241v.4

(i) Landlord shall be responsible for the payment of all real estate taxes assessed against the Premises. Notwithstanding the foregoing, for each month during the Term, Tenant shall make a payment to Landlord (a Tax Payment) in an amount equal to one-twelfth of the real estate taxes assessed against the Project for the applicable year, which Tax Payments are intended to reimburse Landlord for the real estate taxes accruing during the Term. In the event the assessed valuation of the Premises or the tax rates for the applicable year are not known at the time that a Tax Payment becomes due and payable, the Tax Payment shall be made on the basis of the most recent valuation and tax rates with an appropriate adjustment made between the parties as set forth in Section C(1)(d) below. Each Tax Payment installment shall be due and payable on a monthly basis. (ii) When the actual valuation and tax rates are known, Landlord or Tenant, as applicable, will pay to the other such amounts as may be appropriate based on actual valuation and tax rates, within thirty (30) days after written demand together with commercially reasonable evidence of the final amounts demanded. (iii) On or before the Commencement Date, Landlord purchased the Premises from Tenant pursuant to the terms of that certain Purchase and Sale Agreement dated ___, 2019, by and between Landlord (as purchaser) and Tenant (as seller) (the PSA). The PSA required that, in the event the assessed valuation of the Premises or the tax rates for the applicable year were not known at the time of the closing (Closing) of the transaction contemplated by the PSA, the proration of taxes to be paid at the Closing was to be made on the basis of the most recent valuation and tax rates with appropriate adjustment made between the parties as set forth in Section in Section 4(b)(ii) above. (c) Insurance Expenses. For each month during the Term, Tenant shall make a payment to Landlord (an Insurance Payment) in an amount equal to one-twelfth of the costs and expenses actually incurred by Landlord in order to carry the insurance required of Landlord described in Section 6(b) below. The Insurance Payments are intended to reimburse Landlord for the actual costs incurred during the Term for the required insurance coverages of Landlord, but Tenant shall not be required to reimburse Landlord for the costs associated with any other insurance which Landlord carries, regardless of whether such additional insurance is required to be carried by any Landlord Mortgagee. (d) Other Monetary Obligations. Tenant will pay the following: (i) Utilities. To the applicable utility provider, all charges (including connection, hook-up, or set-up charges) for all separately metered electricity, water, gas, telephone, and other utilities consumed at the Premises. (ii) Janitorial Services. To the provider thereof, all charges for janitorial services Tenant wants for the Premises. (iii) FF&E Taxes. Excise, sales, franchise, margin, and ad valorem taxes attributable to Tenant's operations, Tenant's FF&E and leasehold improvements (A) to the applicable taxing authorities, if Tenant is billed directly by such taxing authorities, or (B) to Landlord, if such taxes are levied against Landlord or Landlord's property or if the assessed value of Landlord's property is increased by inclusion of Tenant's FF&E or leasehold improvements. (iv) Contamination. All Claims arising from Hazardous Materials Contamination, but only to the extent actually caused by Tenant from and after the Lease Date, and in any event subject to the provisions of Section 5(e) below. (v) Liens. Any liens against the Project arising from acts or omissions of any Tenant-related Person, which are not released or bonded over and diligently contested, within 10 Business Days following actual notice thereof. (vi) Late Charges. A late charge equal to $200 for any Monetary Obligation more than five days overdue in order to reimburse Landlord for the extra administrative time involved in collecting such amount. (e) Manner of Payment. Monetary Obligations are payable to Landlord in lawful money of the United States of America at the Rent Payment Address. Upon the request of any Mortgagee, Tenant shall pay all amounts due and owning for Real Estate Taxes directly to an account designated by such Mortgagee. Lease – 235 N. Norwood Street Page 5 4843-0049-4241v.4

(f) Cost of Performance. Except as expressly provided to the contrary in this Lease, all of Tenant's obligations under this Lease will be performed at the sole cost of Tenant. 5. Tenant's Non-monetary Obligations. (a) Use. Tenant will use the Premises only for the Permitted Uses; provided, however, Tenant shall have no obligation whatsoever to operate or conduct any business whatsoever within the Premises. (b) Compliance with Laws. Tenant will comply with Applicable Law. Tenant will procure and maintain any permits, licenses, or governmental approvals necessary for Tenant's operations, if any. (c) Alterations. Except as may be associated with the removal of Tenant's property, whether real or personal, Tenant will make no material alterations to the Building. (d) Hazardous Materials. Obey all laws, ordinances, orders, and rules and regulations applicable to the use, condition and occupancy of the Premises. Specifically, and without limiting the foregoing, Tenant will comply with all Environmental Laws. The term "Environmental Laws" means the Federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§ 9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. §§ 1801-1812; the Resources Conservation and Recovery Act of 1976, 42 U.S.C. §§ 6901-6987; or any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material as now or at any time hereafter in effect. Landlord and Tenant acknowledge and agree that on or before the Lease Date, Landlord has performed such studies and tests as Landlord deems necessary or advisable with respect to Environmental Laws and any substances or materials regulated thereunder, on, at or under the Premises, and, therefore, Landlord acknowledges that Tenant has no liability or obligation under this Lease, and Tenant is expressly released from, and Landlord hereby waives, any claims, actions, losses, costs or expenses arising from, any violation of Environmental Laws and any substances or materials regulated thereunder which existed at the Premises on or before the Lease Date, even if caused or generated by Tenant. For the avoidance of doubt, Tenant shall be responsible for any actual claims, actions, losses, costs or expense, but not consequential or other speculative amounts, arising from Tenant's violation of the first two sentences of this Section 5(d) from and after the Commencement Date. (e) Maintenance of Premises. Neither Landlord nor Tenant shall have any obligation whatsoever to repair, replace or maintain any portion of the Premises (including without limitation the structure, roof, foundation, footings, load bearing walls, any heating, ventilating and air conditioning equipment, any mechanical, electrical or plumbing fixtures or appurtenances, or any other portion of the Premises), except that Tenant shall not intentionally do or knowingly permit anything to be done which would reasonably be expected to cause the Premises to be in violation of any applicable laws, ordinances, orders, rules or regulations. (f) Assignment and Subletting. Tenant may not assign or sublet the Premises, or Tenant's interest in this Lease, or permit the use or occupancy of any part of the Premises by anyone other than Tenant (collectively, Transfer) without Landlord's prior written consent. Notwithstanding the foregoing, Tenant may assign this Lease or sublet the Premises or any portion thereof, without the consent of Landlord, to: any entity into which or with which Tenant has merged or consolidated; any Affiliate of Tenant; any entity which acquires all or substantially all of the assets of Tenant or the issued and outstanding shares of stock of Tenant. (g) Tenant's Insurance. During the Term, Tenant shall maintain (i) commercial general liability insurance on an occurrence basis with a general aggregate limit of at least $2,000,000, and (ii) insurance covering the value of all furniture, trade fixtures, inventory and other personal property placed in or upon the Project by Tenant in such amount as Tenant deems necessary in Tenant's sole and absolute discretion. Tenant's insurance carriers must have be authorized to sell insurance in Texas. All liability insurance policies must name Landlord-related Persons as "additional insureds" and be primary, with Landlord's liability policies being secondary and noncontributing. Liability insurance policies must delete the contractual liability exclusion with respect to personal injury or damage to property. All property insurance policies must waive subrogation against the Landlord-related Persons. Tenant must deliver to Landlord certificates evidencing Tenant's insurance and copies of all required endorsements upon execution of this Lease, and thereafter at least 30 days prior to expiration of each insurance policy. Any insurance carried by Tenant may be in the form of one or more blanket insurance policy(ies) covering multiple properties. Lease – 235 N. Norwood Street Page 6 4843-0049-4241v.4

(h) Security. Tenant will be solely responsible for securing the Premises and any Tenant's FF&E from unlawful intrusion, theft, loss, and damage. (i) Estoppel Certificates. Tenant will execute and deliver to Landlord and its designee(s) within twenty days after request by Landlord, but in no event more than one (1) time in any twelve (12) month period, an estoppel letter certifying (A) as true and correct, a copy of this Lease and any amendments, (B) the then effective business terms, (C) whether Landlord is in default and, if so, the nature of the default, and (D) the date to which Monthly Base Rent have been paid. (j) No Recording. Tenant may not record this Lease or a memorandum or other form of notice thereof. 6. Landlord Obligations. (a) Maintenance and Repair. Landlord and Tenant expressly acknowledge and agree that Landlord has no obligations whatsoever for repair, maintenance or restoration of any portion of the Building or Project under this Lease. (b) Landlord's Insurance. Landlord will maintain: (i) commercial general liability insurance on an occurrence basis with a general aggregate limit of at least $2,000,000, and (ii) causes of loss-special form property insurance on the Project in the amount of the full replacement cost thereof. All liability insurance policies must name Tenant-related Persons as "additional insureds", and all liability insurance policies must delete the contractual liability exclusion with respect to personal injury or damage to property. All property insurance policies must waive subrogation against the Tenant-related Persons. Any insurance carried by Landlord may be in the form of one or more blanket insurance policy(ies) covering multiple properties. 7. Rights Reserved by Landlord. (a) Access to the Premises. Upon no less than forty-eight (48) hours prior written notice, Landlord may enter the Premises to (i) confirm Tenant's compliance with this Lease, or (ii) show the Premises to prospective partners, purchasers, mortgagees, or tenants. Access by Landlord will not be deemed constructive eviction or entitle Tenant to any abatement of Monetary Obligations, but any such entry shall be subject to all applicable life safety and other rules and regulations then in effect for Tenant's operations in the Premises. In an emergency or to comply with this Lease, Landlord may use any means to open doors in the Premises as may be necessary under the circumstances. (b) Project Modifications. During the initial twelve (12) full calendar months following the Commencement Date, Landlord may not without Tenant's prior written consent, such consent to be given in Tenant's sole and absolute discretion (i) alter or replace any improvement in the Project, (ii) install, repair, and replace in the Premises any pipes, cables, or similar equipment serving portions of the Building outside the Premises, (iii) rename the Building and the Project, (iv) substitute for any parking area other areas, or (v) add additional improvements or land to the Project. Notwithstanding the foregoing, beginning on the first day of the thirteenth (13th) full calendar month following the Commencement Date, Tenant shall not unreasonably withhold or condition its consent to any request from Landlord to (i) alter or replace any improvement in the Project, (ii) install, repair, and replace in the Premises any pipes, cables, or similar equipment serving portions of the Building outside the Premises, or (iii) add additional improvements or land to the Project, so long as no such alterations, replacements, improvements or additions shall interfere with, impede or otherwise adversely affect Tenant's ongoing operations at the Project, or pose any risk of damage to property or injury to persons, as reasonably determined by Tenant. Landlord covenants at all times to use, and to cause its agents, employees and contractors to use, commercially reasonable best efforts not to in any manner interfere with Tenant's ongoing operations, and shall coordinate all such activities with Tenant prior to commencement thereof to minimize disruption. Tenant shall have the right to have a representative present during any such entry into or upon the Project by Landlord, and all Landlord-related Parties entering the Project shall be required to maintain the confidentiality of any and all matters and activity observed therein. (c) Landlord agrees to indemnify, defend and hold harmless Tenant and the Tenant-related Persons, from and against all claims, causes of action, losses, damages, suits and liability of every kind, including all expenses of litigation, court costs and attorney's fees, for damage to any property, or for injuries to or sickness or death of any person, caused by, arising out of or related, directly or indirectly, to Landlord's entry into or upon the Project for the purposes described Lease – 235 N. Norwood Street Page 7 4843-0049-4241v.4

in this Section 7, (collectively, Landlord Indemnified Claims). This indemnity applies even though any such Landlord Indemnified Claim is caused in whole or in part by any defect in or condition of the Premises or any defect in or condition of any area, facilities, equipment, tools or other items which may be provided by Tenant, whether such defect or condition was known by the party to be indemnified. UNDER THE PROVISIONS OF THIS INDEMNITY, LANDLORD IS AGREEING TO INDEMNIFY TENANT FROM TENANT'S OWN NEGLIGENCE OR FAULT, BUT THIS INDEMNITY SHALL NOT APPLY TO ANY LANDLORD INDEMNIFIED CLAIM TO THE EXTENT ARISING FROM OR OUT OF THE SOLE NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF TENANT. 8. Indemnities and Releases. (a) Indemnities. Tenant agrees to indemnify, defend and hold harmless Landlord and the Landlord-related Persons, from and against all claims, causes of action, losses, damages, suits and liability of every kind, including all expenses of litigation, court costs and attorney's fees, for damage to any property, or for injuries to or sickness or death of any person, caused by, arising out of or related, directly or indirectly, to the use or enjoyment of the Premises by Tenant or any Tenant-related Persons, on the Premises (collectively, Claims) to the extent arising or occurring after the Lease Date, and expressly excluding any Claims related to Environmental Laws attributable to a period of time before the Commencement Date. This indemnity applies even though any such Claim is caused in whole or in part by any defect in or condition of the Premises or any defect in or condition of any area, facilities, equipment, tools or other items which may be provided by the party to be indemnified, whether such defect or condition was known by the party to be indemnified, but expressly excluding any Claims related to Environmental Laws attributable to a period of time before the Commencement Date. UNDER THE PROVISIONS OF THIS INDEMNITY, TENANT IS AGREEING TO INDEMNIFY LANDLORD FROM INDEMNITEE'S OWN NEGLIGENCE OR FAULT, BUT THIS INDEMNITY SHALL NOT APPLY TO ANY CLAIM TO THE EXTENT ARISING FROM OR OUT OF THE SOLE NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF INDEMNITEE. (b) Waivers. Except as described in Section 7(c) above, Tenant waives all: (i) Claims against Landlord-related Persons arising out of (A) the performance, interruption of or any defect in services or utilities, (B) condition of the Premises or Project, (C) the actions of any other occupant of the Project, or (D) Landlord's disposal of property abandoned by Tenant at the Premises. (ii) Warranties that any security measures undertaken by Landlord or the Project will prevent occurrences of criminal activity. (iii) Rights (A) under the Texas Property Code §93.012 regarding assessments of charges, (B) to contest taxes or other levies, protest appraised values or receive notice of reappraisal regarding the Building or the Project (including Landlord's personal property), whether or not Landlord contests same, under §43.413 of Title 1 of the Texas Tax Code, (C) under the Texas Deceptive Trade Practices-Consumer Protection Act, §17.41 et. seq. of the Texas Business and Commerce Code, and (D) to trial by jury in any action, proceeding, or counterclaim brought by either Party against the other Party under any statute, rule of law, or public policy in connection with any matter whatsoever arising out of or in any way relating to this Lease or the Premises. (c) Mutual Release. Landlord and Tenant release each other and Landlord's Mortgagee from all Claims for losses of or to (i) the Project, Building, or Premises, (ii) Tenant's FF&E, or (iii) business or revenues, provided the Losses are covered by the releasing Party's insurance or that would have been covered by the required insurance if the Party does not maintain the insurance coverages required by this Lease, and regardless of whether the negligence of the other party caused such Loss. The Party incurring the loss is responsible for any deductible or self-insured retention under its property insurance, up to a maximum of $10,000. The Parties will notify the issuing property insurance companies of the release set forth in this Paragraph and will have the property insurance policies endorsed, if necessary, to prevent invalidation of coverage. 9. Casualty. If the Premises cannot be used for the purposes contemplated by this Lease because of casualty, condemnation or purchase in lieu of condemnation, this Lease will terminate, and Tenant shall be entitled to a refund from Landlord of amounts for Basic Rent or real property taxes prepaid by Tenant to Landlord for the period arising after the later to occur of (x) the date Lease – 235 N. Norwood Street Page 8 4843-0049-4241v.4 that Tenant provides notice to Landlord that Tenant has vacated the Premises and (y) the date that Tenant vacates the Premises in accordance with the terms of this Lease. Tenant will have no claim to insurance proceeds with respect to insurance policies maintained by Landlord, condemnation award or proceeds in lieu of condemnation; provided that in the event of a casualty, Tenant shall be permitted to retain any insurance proceeds payable under any policy carried by Tenant. Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property taken, loss of leasehold interest, moving costs and loss of business. 10. Defaults and Remedies. (a) Defaults. Each of the following constitutes a Default: (i) Tenant does not pay any Monetary Obligation under this Lease when due, and the same shall continue for 5 days after written notice from Landlord; (ii) Tenant does not comply with any non-monetary obligation under this Lease within 30 days after notice; (iii) any petition seeking protection against creditors is filed by or against Tenant or Guarantor under the U.S. Bankruptcy Code; (iv) Tenant or Guarantor dissolves, dies, liquidates, or does not maintain good standing in the State of Texas. (b) Remedies. Landlord's remedies for Tenant's Default are to: (a) enter and take possession of the Premises; (b) enter the Premises and perform Tenant's obligations; (c) terminate this Lease by written notice, and (d) sue for damages actually incurred; provided, however, that in no event shall Tenant be responsible for, and Landlord hereby releases Tenant from, the costs and expenses of removing any of Tenant's property, whether real or personal or any costs and expenses of securing a new tenant for the Premises, including, but not limited to, commissions, remodeling or otherwise causing the Premises to be rendered in any state other than its then "As-Is" condition. Without being liable for damages, Landlord may enter and take possession of the Premises by self-help, by picking or changing locks if necessary, and may lock out Tenant until the default is cured. The liability of Tenant to Landlord for any monetary damages arising from any default by Tenant under the terms of this Lease shall be limited to Landlord's actual direct, but not consequential damages therefor. Landlord acknowledges that the Permitted Use requires operation of a coffee roasting facility at the Premises, and Landlord shall have no right to shut off utilities to the Premises unless (i) Tenant is no longer operating at the Premises, (ii) Tenant has vacated the Premises, or (iii) the Term of the Lease has expired or terminated. (c) Landlord's Lien. Landlord hereby knowingly waives any claim it may have, pursuant to this Lease, statute or common law, for a lien in or upon any of Tenant's FF&E or any of Tenant's other property, real or personal, located at the Property. (d) Consequential Damages. Tenant shall not be liable for punitive, consequential or special damages under this Lease and Landlord waives any rights it may have to punitive, consequential or special damages under this Lease in the event of a breach or default by Tenant under this Lease. 11. Landlord's Financing. This Lease is subordinate to all mortgages, deeds of trust, and ground leases encumbering the Project (collectively, Mortgages) so long as any such Landlord Mortgagee shall recognize Tenant's right to remove any and all property of Tenant, whether real or person, including Tenant's FF&E. Tenant will, within ten Business Days after Landlord's request, execute and deliver to Landlord whatever instruments may be required by a holder of a Mortgage (Landlord's Mortgagee) to evidence subordination. Landlord's Mortgagee may subordinate its interest to this Lease by unilaterally executing a subordinating instrument. If Landlord's Mortgagee or a purchaser at foreclosure succeeds to the title of Landlord in the Building, then Tenant will pay all Monetary Obligations subsequently accruing under this Lease to the successor and recognize the successor as "Landlord" under this Lease for all purposes. If Tenant alleges that Landlord breached this Lease, then Tenant must (a) deliver notice to Landlord and any Landlord's Mortgagee whose contact information has been provided to Tenant specifying the exact nature of the alleged breach and (b) not exercise any remedy unless both Landlord and Landlord's Mortgagee do not cure the alleged breach within 30 days after receipt of Tenant's notice, plus such additional time as Landlord's Mortgagee may require. 12. Tenant's Representations. Tenant represents and warrants to Landlord that: (a) Existence, Authority. Tenant (i) is in good standing and qualified to do business in the State where the Land is located, (ii) has the power and authority to execute and deliver this Lease or the guaranty and perform its obligations under this Lease or the guaranty, and (iii) to Tenant's knowledge, possesses all permits, approvals, and consents necessary to conduct its business in the Premises. Lease – 235 N. Norwood Street Page 9 4843-0049-4241v.4

(b) No Violations. Tenant is not to its actual (i) in violation of any laws relating to terrorism or money laundering, including Executive Order No. 13224 on Terrorist Financing (effective September 24, 2001 (Executive Order) and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Patriot Act), or (ii) a Person with whom Landlord is prohibited from dealing under the Executive Order or Patriot Act, who commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order, or is named as a "specially designated national and blocked person" on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control. (c) Binding Obligations. This Lease (i) has been duly executed and delivered by Tenant, (ii) constitutes the valid and binding obligation of Tenant, and (iii) is enforceable against Tenant according to its terms. (d) Real Estate Brokers. Tenant has had no dealings with any real estate broker or agent in connection with the negotiation and execution of this Lease other than Tenant's Broker and Landlord's Broker. 13. End of Term. (a) Surrender. Upon the earlier of the last day of the Term (whether by expiration or earlier termination of the Term) or termination of Tenant's right of possession of the Premises, Tenant will peaceably surrender the Premises to Landlord, in its then "AS IS" "WHERE IS" condition, and Landlord hereby waives any obligation of Tenant to render or cause the Premises to be in any other condition. (b) Removal of Improvements and Tenant's Property. Notwithstanding anything to the contrary in this Lease, any and all equipment or property remaining at the Premises after the expiration of the Term shall be conclusively deemed to have been abandoned by Tenant and title thereto shall immediately vest in Landlord and the existence of any equipment or property at the Premises after the expiration of the Term shall not be evidence or proof that Tenant (a) has not vacated or surrendered the Premises, (b) is occupying the Premises or (c) is claiming any right to occupy the Premises. Landlord will have no liability to Tenant with respect to any equipment or other property remaining at the Premises after the Expiration Date. (c) Holdover. If any Tenant Party remains in possession of all or any part of the Premises after the last day of the Term (whether by expiration or earlier termination of the Term) without executing a new lease or written extension, whether or not with Landlord's consent (Holdover), the Term is not extended and no rights or remedies of Landlord are adversely affected, even if Landlord thereafter accepts payment of a Monetary Obligation. During the Holdover, Tenant is a tenant at sufferance subject to all provisions of this Lease except that Monthly Base Rent is 25% greater than the amount payable during the last month of the Term or (ii) Landlord's then quoted Monthly Base Rent rate for comparable space in the Building. Either party may terminate the Holdover upon at least three days' notice to the other party. 14. Miscellaneous. (a) Notices. All notices must be in writing and delivered by (i) hand, (ii) reputable overnight courier, (iii) overnight mail sent by USPS or other reputable common carrier; or (iv) e-mail, to Landlord at Landlord's Notice Address (or such other addresses specified in writing to Tenant); and to Tenant at Tenant's Address. Notice is deemed given upon the date of confirmed receipt, if sent by hand, or the next Business Day after the date sent, if sent by mail, overnight courier, electronically confirmed facsimile, or e-mail, except that a change of address notice is effective five Business Days after actual receipt. Notices to Tenant addressed to the Premises may be made by posting on the entrance door of the Premises. (b) Interpretation. This Lease contains the entire agreement of the Parties and may be amended only by subsequent written agreement executed by all Parties. There are no promises, conditions, representations, or warranties between the Parties except those expressly set forth in this Lease. If any provision of this Lease is held to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of remainder of this Lease is not affected. Because each Party and its counsel had an opportunity to review this Lease prior to execution, the rule of construction that ambiguities are resolved against the drafting Party does not apply to this Lease. The word "including" does not exclude items not listed. The word "will" also means shall or must, as the context requires or permits. Unless the context Lease – 235 N. Norwood Street Page 10 4843-0049-4241v.4

otherwise requires, singular includes the plural and plural the singular, and masculine, feminine, and neuter genders are interchangeable. Paragraph captions are for convenience only and do not define, construe, or limit the contents of such paragraphs. This Lease is binding and inures to the benefit of the Parties and their respective successors and permitted assignees, except as set forth herein. Except as otherwise expressly extended to Landlord-related Persons or Tenant-related Persons in this Lease, no beneficial rights are given to any third parties by or under this Lease. (c) Requests and Consents. All requests to Landlord must be in writing where Landlord's consent or approval is required in this Lease and Landlord may withhold the consent or approval in Landlord's sole discretion, except as otherwise expressly provided in the applicable provision. If Tenant requests Landlord's consent or approval under any provision of this Lease and Landlord does not give the consent or approval, Tenant's sole remedy is an action for specific performance or mandatory injunction. (d) Applicable Law. Applicable Law means all current and future federal, state, and local laws and building codes and environmental laws applicable to the Project and Tenant's operations and any regulations, rulings, orders, and guidelines issued thereunder. The construction, performance, and enforcement of this Lease are governed by the laws of the State of where the Land is located. Venue for all legal actions relating to this Lease is in the County where the Land is located. (e) Waiver. No waiver is effective unless contained in an agreement signed by the Party against whom the waiver is claimed. No waiver in one instance is a waiver in any other instance, however similar. No demand for or acceptance of partial payment or performance waives the underlying obligation or breach unless expressly agreed in writing. (f) Legal Costs. The prevailing Party in any legal action or alternative dispute resolution proceeding arising from this Lease is entitled to all court costs, attorneys' and paralegals' fees and costs, experts' fees and costs or other expenses incurred in investigating, preparing, prosecuting, or settling any legal or alternative dispute resolution action or proceeding (collectively, Legal Costs). (g) Force Majeure. Time is of the essence. However, if either party is unable to perform any obligation under this Lease, other than the payment of Monetary Obligations or other monies, due to unavailability of materials or equipment, strikes or other labor difficulties, governmental restrictions, casualties, or other causes beyond such party's reasonable control, the obligation is stayed for the duration of the condition; provided the Party whose performance is delayed notifies the other Party within 48 hours after the delay begins. (h) Execution. This Lease is effective only upon full execution and delivery by all Parties. This Lease may be executed in counterparts, each of which is an original and all of which are one and the same instrument. Each individual Person executing this Lease as "Tenant" is jointly and severally bound and liable as Tenant under this Lease. (i) Landlord's Interest; Damages Waiver. Any liability of Landlord under this Lease is recoverable solely out of proceeds from execution against Landlord's interest in the Project. No Landlord-related Person has any personal liability under this Lease. Landlord and Tenant hereby waive all Claims against the other for consequential, special, or punitive damages suffered, including lost profits and business interruption, except to the extent arising from or out of(i) holdover in the Premises by Tenant, or (ii) disclosure by a Landlord-related Person of any confidential information discovered or observed during any entry upon the Project pursuant to Section 7. The term "Landlord" includes only the holder of Landlord's interest in this Lease at the time in question. Immediately upon conveyance by Landlord of its interest in this Lease, the conveying Person is released from all obligations of "Landlord" thereafter arising under this Lease, and Tenant will look solely to the new Landlord for performance of such obligations. (j) Waiver of Jury Trial. To the maximum extent permitted by Applicable Law, each Party irrevocably waives all right to trial by jury in any action, proceeding, or counterclaim (whether based on contract, tort, or otherwise) arising out of or relating to any of the provisions of this Lease, whether now existing or hereafter arising. Each Party agrees that either Party may file an original counterpart or copy of this Lease with any court as written evidence of the consent of the Parties to the waiver of its right to trial by jury. [signatures contained on following page] Lease – 235 N. Norwood Street Page 11 4843-0049-4241v.4

This Lease is executed on the respective dates set forth below, but for reference purposes, this Lease shall be dated as of the date first above written. If the execution date is left blank, this Lease shall be deemed executed as of the date first written above. LANDLORD: , a , By: Name: Title: Execution Date: ______ ___, 2019 TENANT: FARMER BROS. CO., a Delaware corporation, By: Name: Title: Execution Date: ______ ___, 2019 Lease – 235 N. Norwood Street Page 12 4843-0049-4241v.4

EXHIBIT A THE LAND Lease – 235 N. Norwood Street Page 13 4843-0049-4241v.4

EXHIBIT B THE PREMISES Lease – 235 N. Norwood Street Page 14 4843-0049-4241v.4

EXHIBIT C EXCLUDED PROPERTY Lease – 235 N. Norwood Street Page 15 4843-0049-4241v.4